UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2022 - November 30, 2022

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gof, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	November 30, 2022

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2022 (the “Reporting Period”).

In December 2022, Guggenheim Partners announced the untimely and unexpected death of Scott Minerd, one of Guggenheim's Managing Partners and its Global Chief Investment Officer. He joined Guggenheim as a Managing Partner shortly after the firm was formed. He was a frequent commentator on markets and investments, both on television and via social media. He also was one of the designers of the organization, systems and procedures that make Guggenheim Investments a strong, robust and scalable leader in the asset management business.

Guggenheim has implemented its succession plan, which is designed to deal with unexpected events. There will be no disruption of service to our clients, no change in the daily management of client portfolios and no change in the process of selecting investment assets, all of which are handled by longstanding committees and by long-tenured investment professionals who, every day, implement our investment process.

Guggenheim Investments continues to be led by its Co-Presidents, Dina DiLorenzo and David Rone, and by Anne B. Walsh, a Managing Partner and Chief Investment Officer of Guggenheim Partners Investment Management. She will continue her current role leading the team managing client investments and will assume many of Mr. Minerd’s responsibilities on an interim basis.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -2.40% and a total return based on NAV of -1.93%. At the end of the Reporting Period, the Fund’s market price of $16.30 per share represented a premium of 26.16% to its NAV of $12.92 per share.

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2022

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the Reporting Period, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 13.41% based on the Fund’s closing market price of $16.30 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 24, and Note 2(f) on page 92 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 122 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Strategic Opportunities Fund

December 31, 2022

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2022

Month-over-month price increases in the October and November 2022 Consumer Price Index (“CPI”) reports finally cooled, offering some evidence that the Federal Reserve’s (the “Fed”) efforts to tighten policy and get inflation under control are starting to work. The headline CPI slowed from an 11% annualized three-month growth rate in June 2022 to 3.7% by November 2022. The three-month annualized change in core CPI softened from a recent peak of 7.9% to 4.2%, and trimmed measures of inflation (measures that remove the highest and lowest outliers) also declined. While these figures are still well above the Fed’s 2% core inflation target, it is encouraging to see them moving in the right direction.

The inflation categories that remain high are mostly in services. The November CPI report showed that core goods prices fell by 0.5% on the month, led by a 2.9% drop in used car prices. More declines in goods prices appear likely as supply chains rapidly improve and retailers step up their efforts to clear an inventory overhang through deeper discounting. However, housing and broader services inflation measures remain well above pre-COVID levels. Housing inflation will likely take time to come down in the official statistics due to the lagging nature of lease renewals, but more timely indicators show inflation for new rentals is falling fast. The Fed has now become more concerned with core services inflation excluding housing and how a tight labor market and high wage growth could impact this category.

The December Summary of Economic Projections, which provides the Fed’s median forecasts for a variety of data including the unemployment rate, inflation, and their policy rate, confirmed that the Fed is far from convinced that inflation is heading back to target and expects more tightening will be needed to achieve their inflation target. The median 2023 forecasts for U.S. real gross domestic product growth fell to 0.5%, the federal funds rate increased to 5.1%, and the unemployment rate increased to 4.6%. At the same time, the Fed’s projection for the year-over-year increase in the core personal consumption expenditures price index—its preferred inflation measure—increased to 3.5% by year-end. Taken together, these projections suggest that even with a higher terminal rate, weaker growth, and a higher unemployment rate, the Fed expects to be further away from its inflation goal in 2023 than it projected in recent months.

Our research indicates that the unemployment rate could increase to 6%, higher than the Fed’s median projection, as Fed efforts to slow the already weak economy may end up overshooting. This could trigger a more serious recession than the consensus expectation and likely bring about a decline in risk assets.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited)	November 30, 2022

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Strategic Opportunities Fund (“Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”).1

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director of GPIM; Adam J. Bloch, Managing Director and Portfolio Manager of GPIM; and Evan L. Serdensky, Director and Portfolio Manager of GPIM.

Discuss the Fund’s return and return of comparative Indices

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -2.40% and a total return based on NAV of -1.93%. At the end of the Reporting Period, the Fund’s market price of $16.30 per share represented a premium of 26.16% to its NAV of $12.92 per share. At the beginning of the Reporting Period, the Fund’s market price of $17.92 per share represented a premium of 25.05% to its NAV of $14.33 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market value of the Fund’s shares fluctuates from time to time and maybe higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 21 for additional information about the Fund’s performance.

Index	Total Return
Bloomberg U.S. Aggregate Bond Index	-4.06%
Bloomberg U.S. Corporate Bond Index	-3.94%
Bloomberg U.S. Corporate High Yield Index	-2.86%
Credit Suisse Leveraged Loan Index	1.06%
ICE Bank of America Asset Backed Security Master BBB-AA Index	-3.08%
NASDAQ - 100 Index	-4.40%
Russell 2000 Index	1.98%
Standard & Poor’s 500 (“S&P 500”) Index	-0.40%

[1]	Guggenheim Partners Advisors, LLC (“GPA”) also served as an investment sub-adviser to the Fund during the Reporting Period. GPA was terminated as an investment sub-adviser to the Fund effective December 22, 2022.

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FUND PERFORMANCE (Unaudited) continued	November 30, 2022

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 13.41% based on the Fund’s closing market price of $16.30 per share at the end of the Reporting Period.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 24, and Note 2(f) on page 92 for more information on distributions for the period.

Payable Date	Amount
June 30, 2022	$0.1821
July 29, 2022	$0.1821
August 31, 2022	$0.1821
September 30, 2022	$0.1821
October 31, 2022	$0.1821
November 30, 2022	$0.1821
Total	$1.0926

What factors contributed or detracted from the Fund’s Performance during the Reporting Period?

The Reporting Period was marked by a material move higher in interest rates and spreads in reaction to accelerating inflation early in the period and simultaneously rising concerns of slower growth from restrictive monetary policy. While typically spreads and interest rates exhibit negative correlation, the Reporting Period was marked by an unusual positive correlation between risky and risk-free assets. Accordingly, duration and credit spread exposure both detracted from performance, while carry contributed positively. The Fund, which at Reporting Period end had a duration of 4.00 years, experienced negative performance as the 10 year Treasury yield rose by nearly 90 basis points. One basis point is equal to one-hundredth of one percent, or 0.01%. Duration positioning remained roughly constant throughout the Reporting Period. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow.) GPIM may seek to manage the Fund’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. Credit spreads accounted for roughly 400 basis points of negative performance, as the Fund maintained exposure to a diversified portfolio of credit sectors for income generation. Investment

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Grade and High Yield credit spreads widened rapidly to nearly the 80th historical percentile, and partially retraced the moves to ultimately finish around the 60th percentile. Bank loans, which comprised approximately 32% of the Fund, were the best performing asset class due to their floating rate features. Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. Particularly on a yield-basis, high quality spread product valuations are compelling for long-term oriented investors.

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 24% of Managed Assets, which is equivalent to the amount of leverage at the beginning of the Reporting Period.

The Fund currently employs financial leverage through reverse repurchase agreements and a credit facility with a major bank.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Investments in Investment Funds (as defined below in the Risks and Other Considerations section) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period both to gain market exposure and to hedge certain exposures. Derivatives used for hedging generated mixed performance. Foreign currency forwards, used to hedge non-USD exposures, contributed positively as the dollar strengthened versus both the Euro and the Pound. Call writing added to performance as equity indices broadly fell. The Fund also utilized S&P 500 Puts and Put Spreads to partially protect against drawdowns in risk assets. Put option hedges contributed roughly 30 basis points to overall performance during the period. Interest rate swaps detracted from performance during the period.

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How was the Fund positioned at the end of the Reporting Period?

Risk assets valuations remain volatile as central banks continue to raise interest rates to combat near record inflation and the probability of a recession has risen. We expect volatility to continue for several months as rapidly changing economic data remains acutely impactful on valuations, although credit market valuations have meaningfully cheapened and offer attractive entry points. During the period, the Fund reduced exposure to lower quality credit segments which have greater fundamental exposure to a downturn and, until recently, were outperforming higher quality segments on a risk-adjusted basis. The Fund redeployed capital into higher quality credit segments at all-in yields not achievable in over a decade. While credit markets are attractive to long-run investors, equity valuations remain expensive and the risk versus reward trade-off is unfavorable in our assessment. Accordingly, the allocation to equity strategies remains at the low end of the Fund’s historical and long-term target range.

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Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

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Risks and Other Considerations

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, geopolitical tensions, and labor and public health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI), most recent annual report on Form N-CSR and guggenheiminvestments.com/gof for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus, SAI and most recent annual report on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence

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of credit risk. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities, securities indices, exchange-traded funds and baskets of securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is especially heightened in market environments where interest rates are rising.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the high inflation in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes. The U.S. Federal Reserve Board (“Federal Reserve”) has signaled its intention to continue raising

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interest rates and maintain interest rates at increased levels until inflation decreases to the Federal Reserve’s target level. It is difficult to accurately predict the effect of these actions. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance.

Derivatives Transactions Risk. The Fund may utilize derivatives, including futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the Sub-Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. To the extent the Fund enters into derivatives transactions to hedge exposure to foreign currencies, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The Fund also may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, system failures, inadequate controls, and human error, and legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income

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investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”)), may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. The Federal Reserve, in recent periods, has increased interest rates at significant levels and signaled an intention to continue to raise interest rates and maintain interest rates at increased levels until inflation decreases to the Federal Reserve’s target level. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. It is difficult to accurately predict how long the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade.

Investment in Loans Risk. The Fund may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to LIBOR, which functions as a reference rate or benchmark. It is anticipated that LIBOR will ultimately be discontinued, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences, such as decreased yields and reduction in value, for these instruments. These events may adversely affect the Fund and its investments in such instruments.

Senior Loans Risk. The Fund may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by

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subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are generally rated below investment grade or unrated but believed by the Adviser to be of below investment grade quality and are considered speculative because of the credit risk of their issuers. The risks associated with such Senior Loans are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis in contrast to subordinated and unsecured securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade securities, which may have fixed interest rates.

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate loans made to public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade debt securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.

Subordinated Secured Loans Risk. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.

Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 15

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2022

in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. When the cost of leverage is no longer favorable, or when the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks. Investments in Investment Funds (as defined below) and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk.

Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, natural/environmental disasters, cyber attacks, terrorism, governmental or quasigovernmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened war or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrade, and other similar events, each of which may be temporary or last for extended periods. Many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market) which may adversely affect financial markets and the broader economy, as well as the Fund’s performance. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.

Short Sales Risk. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own. If the price of the security sold short increases between the time of

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2022

the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Structured Finance Investments Risk. The Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying assets. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.

Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (5) prepayment risk, which can lead to significant fluctuations in the value of the MBS; (6) loss of all or part of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. Income from and values of MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural technological, global or local economic developments, as well as reduced demand for properties. In addition, the general effects of inflation on the U.S. economy can be wide-ranging, as evidenced by rising interest rates, wages and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation, as are currently being

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 17

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2022

experienced, may negatively affect the value of certain MBS in the secondary market. MBS are particularly sensitive to changes in interest rates. Rising interest rates generally result in a decline in the value of mortgage-related securities, such as CMBS and RMBS.

Commercial Mortgage-Backed Securities Risk. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and providing for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces adversely impact the value of such securities. For example, economic decline in the businesses operated by the tenants of office properties may increase the likelihood that the tenants may be unable to pay their rents or that properties may be unable to attract or retain tenants.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. Asset-Backed Securities Risk. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS. ABS are particularly subject to interest rate risk and credit risk. Compared to other fixed income investments with similar maturity and credit, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.

CLO, CDO and CBO Risk. In addition to the general risks associated with credit securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks due to their complex structure and highly leveraged nature. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities may not be adequate to make interest or other payments. The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2022

regarding future loan defaults; liquidity conditions; and supply and demand for structured products. Additionally, the indirect investment structure of CLOs, CDOs and CBOs presents certain risks to the Fund such as less liquidity compared with holding the underlying assets directly. CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which would be borne by the Fund.

Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Fund for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Fund believes should be the price of the investment. The Fund’s ability to sell an instrument under favorable conditions may also be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks. In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

Investment Funds Risk. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). These investments include open-end funds, closed-end funds, exchange-traded funds and business development companies as well as other pooled investment vehicles. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 19

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	November 30, 2022

arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Sub-Adviser will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund’s ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2022

Fund Statistics
Share Price	$16.30
Net Asset Value	$12.92
Premium to NAV	26.16%
Net Assets ($000)	$1,449,307

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED NOVEMBER 30, 2022
	Six month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Guggenheim Strategic Opportunities Fund
NAV	(1.93%)	(8.69%)	4.62%	4.71%	8.00%
Market	(2.40%)	(0.79%)	7.09%	6.64%	9.61%
Bloomberg U.S. Aggregate
Bond Index	(4.06%)	(12.84%)	2.59%	0.21%	1.09%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 21

FUND SUMMARY (Unaudited) continued	November 30, 2022

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	47.3%
Senior Floating Rate Interests	32.1%
Asset-Backed Securities	15.1%
Common Stocks	14.5%
Preferred Stocks	6.8%
Exchange-Traded Funds	6.0%
Collateralized Mortgage Obligations	5.0%
Closed-End Funds	2.4%
U.S. Government Securities	1.2%
Money Market Funds	0.8%
Other	0.4%
Total Investments	131.6%
Options Written	(0.3)%
Other Assets & Liabilities, net	(31.3%)
Net Assets	100.0%

Ten Largest Holdings	% of Net Assets
SPDR S&P 500 ETF Trust	2.0%
Invesco QQQ Trust Series	2.0%
iShares Russell 2000 Index ETF	2.0%
Madison Park Funding LIII Ltd., 9.99%	1.1%
Sprite Ltd., 3.75%	0.9%
U.S. Treasury Bonds	0.8%
Delta Air Lines, Inc., 7.00%	0.7%
Morgan Stanley Finance LLC, 1.50%	0.7%
Midcap Funding XLVI Trust, 7.35%	0.6%
CIFC Funding Ltd., 11.08%	0.6%
Top Ten Total	11.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2022

Portfolio Composition by Quality Rating[1]

% of Total
Rating	Investments
Fixed Income Investments
AAA	2.7%
AA	0.0%*
A	3.9%
BBB	11.1%
BB	20.0%
B	26.5%
CCC	3.5%
CC	0.1%
C	0.1%
NR [2]	9.0%
Other Investments	23.1%
Total Investments	100.0%

1	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
2	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.1%.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 23

FUND SUMMARY (Unaudited) continued	November 30, 2022

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2022, 48% of the distributions were characterized as ordinary income, 8% of the distributions were characterized as long-term capital gains and 44% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2022 will be reported to shareholders in January 2023.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5%
Financial – 3.7%
KKR Acquisition Holdings I Corp. — Class A*,1	783,534	$ 7,874,512
RXR Acquisition Corp. — Class A*,1	160,538	1,613,407
TPG Pace Beneficial II Corp.*,1	160,210	1,574,865
Colicity, Inc. — Class A*,1	120,524	1,211,266
MSD Acquisition Corp. — Class A*,1	116,869	1,173,365
AfterNext HealthTech Acquisition Corp. — Class A*,1	107,300	1,068,708
Conyers Park III Acquisition Corp. — Class A*,1	99,600	981,060
Acropolis Infrastructure Acquisition Corp. — Class A*,1	98,300	971,204
Waverley Capital Acquisition Corp. 1 — Class A*,1	93,900	935,244
Blue Whale Acquisition Corp. I — Class A*,1	57,300	558,675
Arch Capital Group Ltd.*	8,223	492,640
Everest Re Group Ltd.[2]	1,300	439,322
Globe Life, Inc.[2]	3,580	429,457
Aflac, Inc.[2]	5,945	427,624
Ameriprise Financial, Inc.[2]	1,284	426,224
JPMorgan Chase & Co.[2]	3,081	425,733
Travelers Companies, Inc.[2]	2,235	424,225
Willis Towers Watson plc[2]	1,721	423,641
Simon Property Group, Inc. REIT[2]	3,539	422,698
American International Group, Inc.[2]	6,681	421,638
Principal Financial Group, Inc.[2]	4,699	421,406
Hartford Financial Services Group, Inc.[2]	5,476	418,202
Goldman Sachs Group, Inc.[2]	1,082	417,814
MetLife, Inc.[2]	5,439	417,171
W R Berkley Corp.[2]	5,429	414,124
Synchrony Financial[2]	11,008	413,680
Chubb Ltd.	1,881	413,049
Berkshire Hathaway, Inc. — Class B*,2	1,283	408,764
Charles Schwab Corp.[2]	4,935	407,335
Citizens Financial Group, Inc.[2]	9,593	406,551
Prudential Financial, Inc.[2]	3,730	402,952
Huntington Bancshares, Inc.[2]	26,017	402,743
Cincinnati Financial Corp.[2]	3,623	402,008
State Street Corp.[2]	5,039	401,457
Invesco Ltd.[2]	20,896	399,322
Bank of America Corp.[2]	10,527	398,447
Nasdaq, Inc.[2]	5,815	398,095
Raymond James Financial, Inc.[2]	3,393	396,642
Federal Realty Investment Trust[2]	3,534	392,627
Regency Centers Corp. REIT[2]	5,901	392,003

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Financial – 3.7% (continued)
Mastercard, Inc. — Class A2	1,093	$ 389,545
Wells Fargo & Co.[2]	8,116	389,162
Allstate Corp.[2]	2,906	389,113
Visa, Inc. — Class A2	1,792	388,864
Discover Financial Services[2]	3,588	388,796
Arthur J Gallagher & Co.[2]	1,952	388,663
Aon plc — Class A2	1,259	388,125
Equinix, Inc. REIT[2]	558	385,383
Intercontinental Exchange, Inc.[2]	3,557	385,259
Regions Financial Corp.[2]	16,564	384,450
Kimco Realty Corp. REIT[2]	16,714	383,085
Morgan Stanley[2]	4,112	382,704
Bank of New York Mellon Corp.[2]	8,326	382,163
Marsh & McLennan Companies, Inc.[2]	2,206	382,035
Host Hotels & Resorts, Inc. REIT[2]	20,118	381,035
BlackRock, Inc. — Class A2	529	378,764
Progressive Corp.[2]	2,859	377,817
PNC Financial Services Group, Inc.[2]	2,237	376,398
Cboe Global Markets, Inc.[2]	2,967	376,334
Loews Corp.[2]	6,444	374,719
Franklin Resources, Inc.[2]	13,946	373,892
Fifth Third Bancorp[2]	10,268	373,345
VICI Properties, Inc. REIT[2]	10,910	373,122
KeyCorp[2]	19,702	370,595
T. Rowe Price Group, Inc.[2]	2,957	369,359
American Express Co.[2]	2,320	365,609
Iron Mountain, Inc. REIT[2]	6,661	361,892
CBRE Group, Inc. — Class A*,2	4,532	360,747
Alexandria Real Estate Equities, Inc. REIT[2]	2,316	360,393
Truist Financial Corp.[2]	7,586	355,101
Healthpeak Properties, Inc. REIT[2]	13,446	353,092
Citigroup, Inc.[2]	7,260	351,457
Mid-America Apartment Communities, Inc. REIT[2]	2,127	350,700
U.S. Bancorp[2]	7,711	350,002
Capital One Financial Corp.[2]	3,383	349,261
Realty Income Corp. REIT[2]	5,502	347,011
Weyerhaeuser Co. REIT[2]	10,591	346,432
Northern Trust Corp.[2]	3,702	344,693
Ventas, Inc. REIT[2]	7,385	343,624
Welltower, Inc. REIT[2]	4,721	335,333
Brown & Brown, Inc.[2]	5,624	335,134

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Financial – 3.7% (continued)
Prologis, Inc. REIT[2]	2,838	$ 334,288
M&T Bank Corp.[2]	1,961	333,409
Vornado Realty Trust REIT[2]	13,176	333,221
SBA Communications Corp. REIT[2]	1,111	332,522
Digital Realty Trust, Inc. REIT[2]	2,945	331,195
Camden Property Trust REIT[2]	2,721	327,418
Zions Bancorp North America[2]	6,270	324,911
Public Storage REIT[2]	1,085	323,287
CME Group, Inc. — Class A2	1,824	321,936
UDR, Inc. REIT[2]	7,667	317,950
Comerica, Inc.[2]	4,350	312,069
American Tower Corp. — Class A REIT[2]	1,406	311,077
Equity Residential REIT[2]	4,764	308,993
Boston Properties, Inc. REIT[2]	4,257	306,844
First Republic Bank[2]	2,359	301,032
AvalonBay Communities, Inc. REIT[2]	1,715	299,953
Crown Castle, Inc. REIT[2]	2,106	297,852
Extra Space Storage, Inc. REIT[2]	1,823	292,938
Essex Property Trust, Inc. REIT[2]	1,320	290,902
Invitation Homes, Inc. REIT	8,898	290,342
Assurant, Inc.[2]	2,238	286,956
Lincoln National Corp.[2]	7,222	281,225
Signature Bank[2]	1,989	277,466
SVB Financial Group*,2	866	200,722
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,1	1,042,740	104
Sparta Systems*,†††	1,922	–
Total Financial		52,901,720

Consumer, Non-cyclical – 2.9%
Biogen, Inc.*,2	1,737	530,080
Gilead Sciences, Inc.[2]	5,635	494,922
ABIOMED, Inc.*,2	1,303	492,260
Universal Health Services, Inc. — Class B2	3,546	463,994
Merck & Company, Inc.[2]	4,206	463,165
Dexcom, Inc.*,2	3,960	460,469
Moderna, Inc.*,2	2,585	454,727
Intuitive Surgical, Inc.*,2	1,662	449,388
Eli Lilly & Co.[2]	1,158	429,711
Quest Diagnostics, Inc.[2]	2,824	428,768
AmerisourceBergen Corp. — Class A2	2,496	426,042
Amgen, Inc.[2]	1,485	425,304

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Consumer, Non-cyclical – 2.9% (continued)
Humana, Inc.[2]	769	$ 422,873
Cardinal Health, Inc.[2]	5,264	422,015
Gartner, Inc.*,2	1,202	421,145
Bristol-Myers Squibb Co.[2]	5,220	419,061
IDEXX Laboratories, Inc.*,2	983	418,630
AbbVie, Inc.[2]	2,595	418,262
United Rentals, Inc.*,2	1,182	417,282
General Mills, Inc.[2]	4,846	413,364
Cigna Corp.[2]	1,256	413,086
Rollins, Inc.[2]	10,185	411,881
Campbell Soup Co.[2]	7,669	411,595
Monster Beverage Corp.*,2	3,980	409,383
Viatris, Inc.[2]	36,992	408,022
Waters Corp.*,2	1,173	406,562
Conagra Brands, Inc.[2]	10,704	406,538
J M Smucker Co.[2]	2,638	406,278
Incyte Corp.*,2	5,092	405,680
Mondelez International, Inc. — Class A2	5,990	404,984
Hologic, Inc.*,2	5,302	403,800
HCA Healthcare, Inc.[2]	1,674	402,128
Lamb Weston Holdings, Inc.[2]	4,627	402,086
Henry Schein, Inc.*,2	4,925	398,531
Vertex Pharmaceuticals, Inc.*,2	1,259	398,348
Automatic Data Processing, Inc.[2]	1,506	397,795
Elevance Health, Inc.[2]	745	397,025
Kraft Heinz Co.[2]	10,063	395,979
Corteva, Inc.[2]	5,884	395,169
PepsiCo, Inc.[2]	2,124	394,023
Johnson & Johnson[2]	2,213	393,914
Cintas Corp.[2]	853	393,898
Kimberly-Clark Corp.[2]	2,894	392,513
Archer-Daniels-Midland Co.[2]	4,022	392,145
Procter & Gamble Co.[2]	2,622	391,098
McCormick & Company, Inc.[2]	4,579	390,039
Molson Coors Beverage Co. — Class B2	7,040	387,974
Boston Scientific Corp.*,2	8,567	387,828
Zimmer Biomet Holdings, Inc.[2]	3,209	385,401
UnitedHealth Group, Inc.[2]	702	384,528
Charles River Laboratories International, Inc.*,2	1,682	384,455
Pfizer, Inc.[2]	7,664	384,196

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Consumer, Non-cyclical – 2.9% (continued)
Constellation Brands, Inc. — Class A2	1,491	$ 383,709
McKesson Corp.[2]	1,005	383,588
Hershey Co.[2]	1,626	382,387
Regeneron Pharmaceuticals, Inc.*,2	508	381,864
Illumina, Inc.*,2	1,745	380,549
Sysco Corp.[2]	4,382	379,087
Philip Morris International, Inc.[2]	3,776	376,354
Quanta Services, Inc.[2]	2,507	375,749
Coca-Cola Co.[2]	5,897	375,108
Altria Group, Inc.[2]	8,037	374,363
Stryker Corp.[2]	1,599	373,990
Avery Dennison Corp.[2]	1,926	372,354
Kellogg Co.[2]	5,104	372,337
Laboratory Corporation of America Holdings[2]	1,544	371,641
MarketAxess Holdings, Inc.[2]	1,378	369,194
Clorox Co.[2]	2,483	369,098
Hormel Foods Corp.[2]	7,843	368,621
Equifax, Inc.[2]	1,866	368,292
Cooper Companies, Inc.[2]	1,164	368,231
Church & Dwight Company, Inc.[2]	4,492	367,760
CVS Health Corp.[2]	3,601	366,870
Moody’s Corp.[2]	1,228	366,276
Keurig Dr Pepper, Inc.[2]	9,468	366,128
Brown-Forman Corp. — Class B2	5,007	365,611
Colgate-Palmolive Co.[2]	4,711	365,008
Abbott Laboratories[2]	3,384	364,051
CoStar Group, Inc.*	4,487	363,627
PerkinElmer, Inc.[2]	2,592	362,180
Thermo Fisher Scientific, Inc.[2]	646	361,902
Bio-Techne Corp.[2]	4,240	360,358
IQVIA Holdings, Inc.*,2	1,648	359,297
ResMed, Inc.[2]	1,559	358,882
Robert Half International, Inc.[2]	4,551	358,528
Molina Healthcare, Inc.*,2	1,056	355,629
Teleflex, Inc.[2]	1,509	353,287
Verisk Analytics, Inc. — Class A2	1,916	351,988
S&P Global, Inc.[2]	997	351,621
Becton Dickinson and Co.[2]	1,399	348,827
Centene Corp.*,2	3,999	348,113
Kroger Co.[2]	7,075	348,019
Danaher Corp.[2]	1,267	346,411

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Consumer, Non-cyclical – 2.9% (continued)
Baxter International, Inc.[2]	6,122	$ 346,077
Zoetis, Inc.[2]	2,236	344,657
Estee Lauder Companies, Inc. — Class A2	1,453	342,603
FleetCor Technologies, Inc.*,2	1,661	325,888
Dentsply Sirona, Inc.[2]	10,755	325,446
STERIS plc	1,743	323,745
Medtronic plc[2]	4,086	322,958
Tyson Foods, Inc. — Class A2	4,839	320,729
Organon & Co.[2]	12,231	318,250
PayPal Holdings, Inc.*,2	3,823	299,761
Bio-Rad Laboratories, Inc. — Class A*,2	721	299,006
Edwards Lifesciences Corp.*,2	3,783	292,237
DaVita, Inc.*,2	3,962	292,118
Global Payments, Inc.[2]	2,774	287,886
West Pharmaceutical Services, Inc.[2]	1,173	275,256
Align Technology, Inc.*,2	1,394	274,144
Catalent, Inc.*,2	3,811	191,046
Cengage Learning Holdings II, Inc.*,††	11,126	129,618
Save-A-Lot*,††	40,316	13,425
Total Consumer, Non-cyclical		41,950,083
Consumer, Cyclical – 1.8%
ATD New Holdings, Inc.*,††	23,593	1,686,900
Wynn Resorts Ltd.*,2	5,849	489,327
Royal Caribbean Cruises Ltd.*,2	7,772	465,776
Ross Stores, Inc.[2]	3,934	462,914
Las Vegas Sands Corp.*,2	9,638	451,444
TJX Companies, Inc.[2]	5,522	442,036
O’Reilly Automotive, Inc.*,2	510	440,915
PACCAR, Inc.[2]	4,158	440,374
DR Horton, Inc.[2]	5,015	431,290
AutoZone, Inc.*,2	167	430,693
Ralph Lauren Corp. — Class A2	3,799	429,743
Starbucks Corp.[2]	4,148	423,926
Cummins, Inc.[2]	1,684	422,953
Copart, Inc.*,2	6,336	421,724
Walgreens Boots Alliance, Inc.[2]	10,076	418,154
Norwegian Cruise Line Holdings Ltd.*	25,392	417,445
Genuine Parts Co.[2]	2,260	414,326
Tractor Supply Co.[2]	1,829	413,921
Darden Restaurants, Inc.[2]	2,807	412,601

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Consumer, Cyclical – 1.8% (continued)
United Airlines Holdings, Inc.*,2	9,337	$ 412,415
Best Buy Company, Inc.[2]	4,822	411,317
Walmart, Inc.[2]	2,688	409,705
Yum! Brands, Inc.[2]	3,166	407,338
BorgWarner, Inc.[2]	9,534	405,291
Lennar Corp. — Class A2	4,609	404,808
Aptiv plc*,2	3,790	404,279
NVR, Inc.*,2	86	398,955
Home Depot, Inc.[2]	1,227	397,536
Delta Air Lines, Inc.*,2	11,213	396,604
Bath & Body Works, Inc.[2]	9,278	394,315
PulteGroup, Inc.[2]	8,788	393,527
Tapestry, Inc.[2]	10,357	391,184
Domino’s Pizza, Inc.[2]	999	388,341
WW Grainger, Inc.[2]	642	387,165
MGM Resorts International[2]	10,493	386,772
McDonald’s Corp.[2]	1,417	386,543
Ulta Beauty, Inc.*,2	831	386,282
Caesars Entertainment, Inc.*,2	7,602	386,258
Hilton Worldwide Holdings, Inc.[2]	2,707	386,072
Southwest Airlines Co.*,2	9,555	381,340
Dollar Tree, Inc.*,2	2,535	380,985
Dollar General Corp.[2]	1,488	380,452
Lowe’s Companies, Inc.[2]	1,789	380,252
Alaska Air Group, Inc.*,2	7,901	374,823
Marriott International, Inc. — Class A2	2,264	374,353
American Airlines Group, Inc.*,2	25,846	372,958
LKQ Corp.[2]	6,857	372,541
Costco Wholesale Corp.[2]	686	369,925
Fastenal Co.[2]	7,169	369,275
NIKE, Inc. — Class B2	3,305	362,525
General Motors Co.[2]	8,910	361,390
Target Corp.[2]	2,118	353,854
Carnival Corp.*,2	35,166	349,198
Chipotle Mexican Grill, Inc. — Class A*,2	213	346,542
Exide Technologies*,†††	342	341,710
Pool Corp.[2]	1,028	338,633
Whirlpool Corp.[2]	2,289	335,407
Ford Motor Co.[2]	23,858	331,626
Advance Auto Parts, Inc.[2]	2,032	306,812

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Consumer, Cyclical – 1.8% (continued)
Live Nation Entertainment, Inc.*,2	3,944	$ 286,965
Hasbro, Inc.[2]	4,502	282,816
CarMax, Inc.*,2	4,028	279,382
VF Corp.[2]	8,438	276,935
Newell Brands, Inc.[2]	20,174	261,657
Tesla, Inc.*,2	1,227	238,897
Total Consumer, Cyclical		26,262,422
Industrial – 1.8%
Caterpillar, Inc.[2]	1,928	455,798
Deere & Co.[2]	988	435,708
Xylem, Inc.[2]	3,798	426,705
General Electric Co.[2]	4,963	426,669
Lockheed Martin Corp.[2]	871	422,600
Honeywell International, Inc.[2]	1,918	421,097
Johnson Controls International plc[2]	6,326	420,299
Boeing Co.*,2	2,335	417,685
Allegion plc[2]	3,675	417,664
AMETEK, Inc.[2]	2,925	416,579
Mettler-Toledo International, Inc.*,2	283	415,885
IDEX Corp.[2]	1,751	415,845
Emerson Electric Co.[2]	4,331	414,780
Old Dominion Freight Line, Inc.[2]	1,369	414,273
Agilent Technologies, Inc.[2]	2,673	414,261
Eaton Corporation plc[2]	2,525	412,711
Expeditors International of Washington, Inc.[2]	3,556	412,709
Raytheon Technologies Corp.[2]	4,158	410,478
Westinghouse Air Brake Technologies Corp.[2]	4,027	407,090
Illinois Tool Works, Inc.[2]	1,781	405,124
Dover Corp.[2]	2,836	402,570
General Dynamics Corp.[2]	1,588	400,795
Trane Technologies plc[2]	2,245	400,553
Northrop Grumman Corp.[2]	748	398,901
Textron, Inc.[2]	5,583	398,514
Teledyne Technologies, Inc.*,2	948	398,255
Snap-on, Inc.[2]	1,646	396,028
A O Smith Corp.[2]	6,513	395,600
Ingersoll Rand, Inc.[2]	7,324	395,276
Parker-Hannifin Corp.[2]	1,319	394,302
Vulcan Materials Co.[2]	2,141	392,510
Otis Worldwide Corp.[2]	5,004	390,763

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Industrial – 1.8% (continued)
Amphenol Corp. — Class A2	4,847	$ 389,844
J.B. Hunt Transport Services, Inc.[2]	2,114	388,744
Carrier Global Corp.[2]	8,724	386,648
Keysight Technologies, Inc.*,2	2,134	386,019
Howmet Aerospace, Inc.[2]	10,104	380,618
Rockwell Automation, Inc.[2]	1,440	380,477
Martin Marietta Materials, Inc.[2]	1,032	378,207
Norfolk Southern Corp.[2]	1,472	377,568
Fortive Corp.[2]	5,572	376,389
Garmin Ltd.[2]	4,027	374,471
3M Co.[2]	2,970	374,131
TransDigm Group, Inc.[2]	593	372,701
Nordson Corp.[2]	1,570	371,289
Jacobs Solutions, Inc.[2]	2,933	371,142
Fortune Brands Home & Security, Inc.[2]	5,670	370,478
CSX Corp.[2]	11,274	368,547
Amcor plc	29,840	368,524
Huntington Ingalls Industries, Inc.[2]	1,563	362,553
TE Connectivity Ltd.[2]	2,851	359,568
Packaging Corporation of America[2]	2,623	356,440
Pentair plc[2]	7,786	356,365
Masco Corp.[2]	7,013	356,120
Waste Management, Inc.[2]	2,122	355,902
L3Harris Technologies, Inc.[2]	1,554	352,882
Sealed Air Corp.[2]	6,618	352,276
United Parcel Service, Inc. — Class B2	1,851	351,190
Trimble, Inc.*,2	5,825	348,044
Republic Services, Inc. — Class A2	2,491	346,971
Union Pacific Corp.[2]	1,587	345,061
Ball Corp.[2]	6,151	344,948
Westrock Co.[2]	8,963	339,877
Stanley Black & Decker, Inc.[2]	4,067	332,355
Mohawk Industries, Inc.*,2	3,212	325,472
CH Robinson Worldwide, Inc.[2]	3,219	322,608
FedEx Corp.[2]	1,758	320,343
Generac Holdings, Inc.*,2	1,537	162,184
BP Holdco LLC*,†††,3	121,041	73,398
Vector Phoenix Holdings, LP*,†††	121,040	28,923
Total Industrial		26,057,304

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Technology – 1.4%
Hewlett Packard Enterprise Co.[2]	27,270	$ 457,591
Microchip Technology, Inc.[2]	5,494	435,070
NVIDIA Corp.[2]	2,534	428,829
International Business Machines Corp.[2]	2,837	422,429
Leidos Holdings, Inc.[2]	3,830	418,734
Applied Materials, Inc.[2]	3,795	415,932
Analog Devices, Inc.[2]	2,380	409,146
DXC Technology Co.*,2	13,621	404,135
KLA Corp.[2]	1,026	403,372
Oracle Corp.[2]	4,846	402,363
Ceridian HCM Holding, Inc.*,2	5,787	396,062
Roper Technologies, Inc.[2]	897	393,684
PTC, Inc.*,2	3,066	390,026
Texas Instruments, Inc.[2]	2,155	388,891
Qorvo, Inc.*,2	3,911	388,167
HP, Inc.[2]	12,889	387,186
Broadcom, Inc.[2]	702	386,823
ON Semiconductor Corp.*,2	5,130	385,776
Teradyne, Inc.[2]	4,119	384,920
Lam Research Corp.[2]	813	384,045
NXP Semiconductor N.V.[2]	2,179	383,155
Accenture plc — Class A2	1,265	380,676
MSCI, Inc. — Class A2	749	380,365
Akamai Technologies, Inc.*,2	3,994	378,871
Electronic Arts, Inc.[2]	2,844	371,938
Micron Technology, Inc.[2]	6,369	367,173
Synopsys, Inc.*,2	1,081	367,043
Fortinet, Inc.*,2	6,834	363,295
Cadence Design Systems, Inc.*,2	2,106	362,316
ANSYS, Inc.*,2	1,421	361,360
Fiserv, Inc.*,2	3,456	360,668
Salesforce, Inc.*,2	2,249	360,402
Paychex, Inc.[2]	2,901	359,811
Microsoft Corp.[2]	1,391	354,900
QUALCOMM, Inc.[2]	2,779	351,516
Autodesk, Inc.*,2	1,738	350,989
Intel Corp.[2]	11,573	348,000
Jack Henry & Associates, Inc.[2]	1,837	347,836
Cognizant Technology Solutions Corp. — Class A2	5,587	347,567
Activision Blizzard, Inc.[2]	4,684	346,382

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Technology – 1.4% (continued)
Apple, Inc.[2]	2,338	$ 346,094
NetApp, Inc.[2]	5,078	343,324
Skyworks Solutions, Inc.[2]	3,578	342,128
Paycom Software, Inc.*,2	994	337,066
Intuit, Inc.[2]	817	333,001
Advanced Micro Devices, Inc.*,2	4,279	332,179
Tyler Technologies, Inc.*,2	955	327,317
ServiceNow, Inc.*,2	781	325,130
Zebra Technologies Corp. — Class A*,2	1,192	322,174
Adobe, Inc.*,2	931	321,130
Broadridge Financial Solutions, Inc.[2]	2,134	318,201
Monolithic Power Systems, Inc.[2]	823	314,353
EPAM Systems, Inc.*,2	851	313,662
Western Digital Corp.*,2	8,319	305,723
Take-Two Interactive Software, Inc.*,2	2,872	303,542
Fidelity National Information Services, Inc.[2]	4,004	290,610
Seagate Technology Holdings plc[2]	5,303	280,900
Qlik Technologies, Inc. – Class A*,†††	112	168,441
Qlik Technologies, Inc. – Class B*,†††	27,624	3
Total Technology		20,952,422
Communications – 0.9%
Netflix, Inc.*,2	1,575	481,210
Interpublic Group of Companies, Inc.[2]	12,852	441,594
Etsy, Inc.*,2	3,332	440,124
Juniper Networks, Inc.[2]	12,645	420,320
Omnicom Group, Inc.[2]	5,222	416,507
AT&T, Inc.[2]	21,407	412,727
Arista Networks, Inc.*,2	2,957	411,910
Motorola Solutions, Inc.[2]	1,470	400,134
Cisco Systems, Inc.[2]	8,034	399,450
CDW Corp.[2]	2,095	395,201
VeriSign, Inc.*,2	1,930	385,633
Booking Holdings, Inc.*,2	185	384,698
T-Mobile US, Inc.*,2	2,525	382,437
Comcast Corp. — Class A2	10,300	377,392
FactSet Research Systems, Inc.[2]	811	374,106
Corning, Inc.[2]	10,921	372,734
Gen Digital, Inc.[2]	16,140	370,574
eBay, Inc.[2]	8,147	370,200
Expedia Group, Inc.*,2	3,351	358,021

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Communications – 0.9% (continued)
F5, Inc.*,2	2,292	$ 354,366
Charter Communications, Inc. — Class A*,2	899	351,770
Verizon Communications, Inc.[2]	8,633	336,514
Warner Bros Discovery, Inc.*,2	27,993	319,120
Walt Disney Co.*,2	3,194	312,597
Paramount Global — Class B2	15,414	309,513
Vacasa, Inc. — Class A*	196,839	309,037
News Corp. — Class A2	16,017	306,725
DISH Network Corp. — Class A*,2	18,940	303,987
Match Group, Inc.*,2	5,851	295,827
Amazon.com, Inc.*,2	2,760	266,450
Meta Platforms, Inc. — Class A*,2	2,168	256,041
Fox Corp. — Class A2	7,477	242,629
Lumen Technologies, Inc.[2]	36,662	200,541
Alphabet, Inc. — Class A*,2	1,742	175,925
Alphabet, Inc. — Class C*,2	1,559	158,161
Fox Corp. — Class B2	3,433	104,775
News Corp. — Class B2	4,962	96,511
Figs, Inc. — Class A*	10,450	81,823
Total Communications		12,377,284
Utilities – 0.8%
TexGen Power LLC*,††	68,676	1,785,576
PG&E Corp.*	29,788	467,672
Constellation Energy Corp.[2]	4,204	404,088
AES Corp.[2]	13,412	387,875
Atmos Energy Corp.[2]	3,115	374,423
Pinnacle West Capital Corp.[2]	4,775	373,978
FirstEnergy Corp.[2]	8,855	365,180
PPL Corp.[2]	12,324	363,804
American Water Works Company, Inc.[2]	2,375	360,430
NRG Energy, Inc.[2]	8,478	359,891
Consolidated Edison, Inc.[2]	3,648	357,650
Entergy Corp.[2]	3,066	356,484
Edison International[2]	5,322	354,765
Sempra Energy[2]	2,117	351,824
CenterPoint Energy, Inc.[2]	11,199	348,401
NextEra Energy, Inc.[2]	4,092	346,592
Ameren Corp.[2]	3,848	343,703
WEC Energy Group, Inc.[2]	3,456	342,628
American Electric Power Company, Inc.[2]	3,513	340,058

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Utilities – 0.8% (continued)
NiSource, Inc.[2]	12,064	$ 337,068
Xcel Energy, Inc.[2]	4,779	335,581
Duke Energy Corp.[2]	3,345	334,266
Eversource Energy[2]	4,015	332,683
Exelon Corp.[2]	8,011	331,415
Alliant Energy Corp.[2]	5,833	328,398
Public Service Enterprise Group, Inc.[2]	5,410	327,576
CMS Energy Corp.[2]	5,265	321,534
DTE Energy Co.[2]	2,715	314,967
Southern Co.[2]	4,626	312,903
Evergy, Inc.[2]	5,244	310,497
Dominion Energy, Inc.[2]	4,424	270,351
Total Utilities		12,242,261
Energy – 0.7%
Schlumberger Ltd.[2]	9,201	474,312
Halliburton Co.[2]	12,244	463,925
Phillips 66[2]	4,142	449,158
APA Corp.[2]	9,554	447,605
Marathon Petroleum Corp.[2]	3,660	445,825
Targa Resources Corp.	5,794	431,016
Hess Corp.[2]	2,994	430,866
Valero Energy Corp.[2]	3,215	429,588
Marathon Oil Corp.[2]	13,863	424,624
Exxon Mobil Corp.[2]	3,800	423,092
EOG Resources, Inc.[2]	2,959	419,971
Chevron Corp.[2]	2,288	419,413
Baker Hughes Co.[2]	14,373	417,104
ConocoPhillips[2]	3,274	404,372
Diamondback Energy, Inc.[2]	2,706	400,542
ONEOK, Inc.[2]	5,869	392,754
Occidental Petroleum Corp.[2]	5,604	389,422
Williams Companies, Inc.[2]	11,179	387,911
Enphase Energy, Inc.*,2	1,203	385,670
Kinder Morgan, Inc.[2]	20,028	382,935
Devon Energy Corp.[2]	5,344	366,171
Pioneer Natural Resources Co.[2]	1,525	359,885
SolarEdge Technologies, Inc.*,2	1,175	351,160
Coterra Energy, Inc. — Class A2	12,269	342,428
Equities Corp.	7,293	309,296
Permian Production Partners LLC*,†††	184,043	150,916

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
COMMON STOCKS† – 14.5% (continued)
Energy – 0.7% (continued)
Legacy Reserves, Inc.*,†††	2,359	$ 20,641
Bruin E&P Partnership Units*,†††	40,617	910
Total Energy		10,321,512
Basic Materials – 0.5%
Freeport-McMoRan, Inc.[2]	11,317	450,417
Air Products and Chemicals, Inc.[2]	1,432	444,149
DuPont de Nemours, Inc.[2]	6,266	441,816
Linde plc	1,276	429,348
FMC Corp.[2]	3,258	425,625
Newmont Corp.[2]	8,379	397,751
PPG Industries, Inc.[2]	2,872	388,352
Nucor Corp.[2]	2,563	384,322
CF Industries Holdings, Inc.[2]	3,548	383,858
Sherwin-Williams Co.[2]	1,527	380,498
LyondellBasell Industries N.V. — Class A2	4,333	368,348
Dow, Inc.[2]	7,215	367,749
Albemarle Corp.[2]	1,225	340,538
Celanese Corp. — Class A2	3,158	338,853
Eastman Chemical Co.[2]	3,908	338,511
International Flavors & Fragrances, Inc.[2]	3,197	338,307
Mosaic Co.[2]	6,541	335,553
International Paper Co.[2]	8,777	325,802
Ecolab, Inc.[2]	2,131	319,288
Schur Flexibles GmbH	EUR 660	—
Total Basic Materials		7,199,085
Industrials – 0.0%
Targus Inc*,†††	45,049	17,102
Targus Inc*,†††	45,049	1,328
Targus Inc*,†††	45,049	1,328
Targus Inc*,†††	45,049	436
Targus Inc*,†††	45,049	5
Targus Inc*,†††	45,049	5
Total Industrials		20,204
Total Common Stocks
(Cost $171,564,920)		210,284,297

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
PREFERRED STOCKS†† – 6.8%
Financial – 6.5%
Bank of America Corp.
4.38%	2,925,000	$ 7,358,750
6.50%[2]	2,000,000	1,972,858
6.30%	1,000,000	991,000
4.13%	26,000	459,940
Wells Fargo & Co.
4.75%	183,750	3,452,662
3.90%	3,300,000	2,875,125
4.70%	148,000	2,754,280
4.38%	50,000	880,000
First Republic Bank
4.50%	200,000	3,720,000
4.25%	158,000	2,823,460
4.13%	84,800	1,472,976
Reinsurance Group of America, Inc.
7.13% due 10/15/5[2]	294,000	7,708,680
Lincoln National Corp.
9.25%	7,200,000	7,560,000
9.00%*	1,350	35,734
Citigroup, Inc.
3.88%[2]	4,000,000	3,337,500
4.15%	2,000,000	1,615,000
4.00%[2]	1,750,000	1,516,299
Kuvare US Holdings, Inc.
7.00% due 02/17/51[5]	6,400,000	6,432,000
Charles Schwab Corp.
5.38%[2]	3,000,000	2,948,700
4.00%*,2	3,150,000	2,464,875
Equitable Holdings, Inc.
4.95%[2]	3,650,000	3,448,885
4.30%	82,000	1,491,580
Markel Corp.
6.00%	4,770,000	4,625,258
Public Storage
4.63%	144,400	2,911,104
4.13%	16,400	291,428
W R Berkley Corp.
4.13% due 03/30/61	126,000	2,438,100
4.25% due 09/30/60	36,800	733,056
PartnerRe Ltd.
4.88%	128,000	2,571,520
JPMorgan Chase & Co.
4.55%	49,000	955,500
4.20%	40,000	732,000
4.63%	24,000	476,160

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
PREFERRED STOCKS†† – 6.8% (continued)
Financial – 6.5% (continued)
Prudential Financial, Inc.
4.13% due 09/01/60	103,875	$ 2,041,144
American Financial Group, Inc.
4.50% due 09/15/60	100,000	1,919,000
MetLife, Inc.
3.85%[2]	1,820,000	1,652,797
CNO Financial Group, Inc.
5.13% due 11/25/60	80,000	1,448,800
Assurant, Inc.
5.25% due 01/15/61	58,000	1,244,100
American Equity Investment Life Holding Co.
5.95%	46,000	999,120
Arch Capital Group Ltd.
4.55%	38,000	731,120
Selective Insurance Group, Inc.
4.60%	36,000	619,560
RenaissanceRe Holdings Ltd.
4.20%	13,000	228,150
Globe Life, Inc.
4.25% due 06/15/61	11,000	203,170
B Riley Financial, Inc.
6.75% due 05/31/24	1,415	35,205
Total Financial		94,176,596
Government – 0.2%
Farmer Mac
5.75%	112,000	2,455,040
AgriBank FCB
6.88%	4,000	397,000
Total Government		2,852,040
Consumer, Cyclical – 0.1%
Exide Technologies*,†††	761	888,847
Total Preferred Stocks
(Cost $114,166,523)		97,917,483
WARRANTS† – 0.0%
KKR Acquisition Holdings I Corp. – Class A
Expiring 12/31/27[1]	195,882	12,928
Aequi Acquisition Corp.
Expiring 11/30/27[1]	246,299	12,315
Conyers Park III Acquisition Corp. – Class A
Expiring 08/12/28	33,200	8,396

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
WARRANTS† – 0.0% (continued)
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26	26,852	$ 8,056
Acropolis Infrastructure Acquisition Corp. – Class A
Expiring 03/31/26[1]	32,766	4,446
AfterNext HealthTech Acquisition Corp. – Class A
Expiring 07/09/23[1]	35,766	4,292
Blue Whale Acquisition Corp. – Class A
Expiring 07/09/23[1]	14,324	2,435
Waverley Capital Acquisition Corp. – Class A
Expiring 04/30/27[1]	31,300	2,191
MSD Acquisition Corp. – Class A
Expiring 05/13/23[1]	23,373	1,402
RXR Acquisition Corp. – Class A
Expiring 03/08/26[1]	32,105	161
Colicity, Inc. – Class A
Expiring 12/31/27[1]	24,102	24
Pershing Square Tontine Holdings, Ltd. – Class A
Expiring 07/24/25†††,1	115,860	12
Total Warrants
(Cost $1,643,400)		56,658
EXCHANGE-TRADED FUNDS† – 6.0%
SPDR S&P 500 ETF Trust[2]	72,996	29,759,009
Invesco QQQ Trust Series[2]	98,441	28,878,652
iShares Russell 2000 Index ETF[2]	153,098	28,685,972
Total Exchange-Traded Funds
(Cost $63,758,700)		87,323,633
CLOSED-END FUNDS† – 2.4%
BlackRock Taxable Municipal Bond Trust[2]	292,122	5,480,209
Nuveen Taxable Municipal Income Fund	289,790	4,694,598
Nuveen AMT-Free Municipal Credit Income Fund	292,391	3,707,518
Invesco Municipal Opportunity Trust	229,099	2,258,916
Invesco Trust for Investment Grade Municipals	212,335	2,176,434
BlackRock Corporate High Yield Fund, Inc.[2]	237,682	2,162,906
Blackstone Strategic Credit Fund[2]	186,741	2,057,886
BlackRock Credit Allocation Income Trust[2]	184,289	1,968,206
Invesco Municipal Trust	188,704	1,870,057
Eaton Vance Limited Duration Income Fund	141,764	1,474,346
Invesco Advantage Municipal Income Trust II	163,240	1,457,733

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Shares	Value
CLOSED-END FUNDS† – 2.4% (continued)
Guggenheim Active Allocation Fund[3]	90,002	$ 1,255,177
BlackRock Municipal Income Trust	108,502	1,130,591
Ares Dynamic Credit Allocation Fund, Inc.	68,740	843,440
BlackRock Debt Strategies Fund, Inc.[2]	83,425	815,062
Western Asset High Income Opportunity Fund, Inc.[2]	160,170	650,290
Nuveen AMT-Free Quality Municipal Income Fund	32,289	375,198
Nuveen Quality Municipal Income Fund	26,690	316,543
BlackRock MuniVest Fund, Inc.	24,898	174,784
Total Closed-End Funds
(Cost $42,159,755)		34,869,894
MONEY MARKET FUNDS† – 0.8%
Dreyfus Treasury Securities Cash Management Fund —
Institutional Shares, 3.62%[6]	8,895,905	8,895,905
Dreyfus Treasury Obligations Cash Management Fund —
Institutional Shares, 3.69%[6]	2,804,515	2,804,515
Total Money Market Funds
(Cost $11,700,420)		11,700,420
	Face
	Amount~
CORPORATE BONDS†† – 47.3%
Financial – 12.8%
Morgan Stanley Finance LLC
1.50% due 10/23/29[7]	13,500,000	9,895,500
NFP Corp.
6.88% due 08/15/28[5]	6,925,000	5,857,373
7.50% due 10/01/30[2,5]	3,700,000	3,551,522
Dyal Capital Partners III
4.40% due 06/15/40†††	10,000,000	8,097,900
Accident Fund Insurance Company of America
8.50% due 08/01/32[5]	7,000,000	7,046,486
Wilton RE Ltd.
6.00% †††,4,5,8	7,800,000	6,708,234
United Wholesale Mortgage LLC
5.50% due 11/15/25[2,5]	4,060,000	3,762,158
5.50% due 04/15/29[2,5]	1,925,000	1,592,937
5.75% due 06/15/27[5]	1,250,000	1,106,250
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2,5]	7,500,000	6,237,825
Hunt Companies, Inc.
5.25% due 04/15/29[2,5]	7,325,000	6,075,130
Iron Mountain, Inc.
5.63% due 07/15/32[2,5]	6,500,000	5,742,021

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Financial – 12.8% (continued)
Maple Grove Funding Trust I
4.16% due 08/15/51[2,5]	8,000,000	$ 5,546,610
OneMain Finance Corp.
4.00% due 09/15/30[2]	2,200,000	1,652,185
6.13% due 03/15/24	1,500,000	1,462,950
7.13% due 03/15/26	1,100,000	1,065,674
3.88% due 09/15/28	800,000	634,720
6.63% due 01/15/28	450,000	413,775
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[2,5]	4,800,000	4,584,435
National Life Insurance Co.
10.50% due 09/15/39[5]	3,400,000	4,525,551
Kennedy-Wilson, Inc.
5.00% due 03/01/31[2]	3,750,000	2,957,305
4.75% due 02/01/30[2]	1,450,000	1,149,125
4.75% due 03/01/29[2]	425,000	344,994
Liberty Mutual Group, Inc.
4.30% due 02/01/61[5]	7,300,000	4,277,508
LPL Holdings, Inc.
4.00% due 03/15/29[2,5]	4,172,000	3,639,382
4.38% due 05/15/31[5]	550,000	472,843
RXR Realty LLC
5.25% due 07/17/25†††	4,200,000	4,038,048
Hampton Roads PPV LLC
6.62% due 06/15/53†††,5	4,680,000	3,988,310
QBE Insurance Group Ltd.
7.50% due 11/24/43[4,5]	3,000,000	2,988,750
5.88% [4,5,8]	950,000	871,569
Ceamer Finance LLC
6.92% due 05/15/38†††	4,000,000	3,807,760
NatWest Group plc
7.47% due 11/10/26[4]	3,500,000	3,647,013
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
4.00% due 10/15/33[2,5]	4,031,000	2,962,785
3.88% due 03/01/31[5]	825,000	638,175
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32	3,250,000	2,566,341
5.30% due 01/15/29	1,050,000	987,157
Global Atlantic Finance Co.
4.70% due 10/15/51[4,5]	2,700,000	1,995,202
3.13% due 06/15/31[5]	1,750,000	1,288,917
Standard Chartered plc
7.78% due 11/16/25[2,4,5]	3,100,000	3,197,576

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Financial – 12.8% (continued)
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[2,5]	3,500,000	$ 3,072,755
Host Hotels & Resorts, LP
3.50% due 09/15/30[2]	3,610,000	3,013,185
Toronto-Dominion Bank
8.13% due 10/31/82[4]	2,850,000	2,921,250
Barclays plc
7.75% [2,4,8]	3,000,000	2,880,000
HUB International Ltd.
5.63% due 12/01/29[2,5]	2,500,000	2,189,074
7.00% due 05/01/26[5]	550,000	544,533
Americo Life, Inc.
3.45% due 04/15/31[2,5]	3,511,000	2,704,187
Sherwood Financing plc
6.00% due 11/15/26[5]	GBP 2,000,000	1,819,273
4.50% due 11/15/26[5]	EUR 1,000,000	815,754
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††	2,800,000	2,630,057
Home Point Capital, Inc.
5.00% due 02/01/26[2,5]	4,214,000	2,539,483
Ares Finance Company IV LLC
3.65% due 02/01/52[2,5]	4,100,000	2,539,466
Bank of Nova Scotia
8.63% due 10/27/82[4]	2,150,000	2,211,528
Corebridge Financial, Inc.
6.88% due 12/15/52[4,5]	2,400,000	2,202,857
Lincoln National Corp.
4.38% due 06/15/50[2]	2,560,000	1,915,823
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[5]	1,853,646	1,794,199
Kane Bidco Ltd.
5.00% due 02/15/27	EUR 2,050,000	1,726,429
AmWINS Group, Inc.
4.88% due 06/30/29[5]	1,725,000	1,490,627
First American Financial Corp.
4.00% due 05/15/30[2]	1,740,000	1,469,005
Newmark Group, Inc.
6.13% due 11/15/23	1,450,000	1,446,331
PHM Group Holding Oy
4.75% due 06/18/26[5]	EUR 1,400,000	1,232,394
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[5]	1,730,000	1,225,547
Allianz SE
3.50% [2,4,5,8]	1,400,000	1,188,250

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Financial – 12.8% (continued)
Weyerhaeuser Co.
6.88% due 12/15/33[2]	1,100,000	$ 1,187,918
Ryan Specialty Group LLC
4.38% due 02/01/30[5]	1,100,000	940,500
Reinsurance Group of America, Inc.
3.15% due 06/15/30[2]	1,000,000	856,198
Pershing Square Holdings Ltd.
3.25% due 10/01/31	1,100,000	823,933
PartnerRe Finance B LLC
4.50% due 10/01/50[4]	950,000	788,500
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[2,5]	725,000	652,500
Fort Benning Family Communities LLC
6.09% due 01/15/51†††,5	700,068	643,272
Pacific Beacon LLC
5.63% due 07/15/51[5]	673,346	622,915
Prudential Financial, Inc.
5.13% due 03/01/52[4]	700,000	598,434
Greystar Real Estate Partners LLC
5.75% due 12/01/25[2,5]	600,000	582,816
Macquarie Bank Ltd.
3.62% due 06/03/30[5]	640,000	518,174
Assurant, Inc.
7.00% due 03/27/48[4]	400,000	382,000
Atlas Mara Ltd.
due 12/31/21†††,9,10	709,271	238,315
Fort Gordon Housing LLC
6.32% due 05/15/51†††,5	200,000	198,936
USI, Inc.
6.88% due 05/01/25[5]	150,000	147,017
Total Financial		186,131,431
Consumer, Non-cyclical – 8.1%
US Foods, Inc.
6.25% due 04/15/25[2,5]	3,000,000	3,028,020
4.63% due 06/01/30[2,5]	2,500,000	2,218,525
4.75% due 02/15/29[2,5]	2,250,000	2,005,020
CPI CG, Inc.
8.63% due 03/15/26[2,5]	6,348,000	6,115,749
Medline Borrower, LP
5.25% due 10/01/29[2,5]	5,200,000	4,238,000
3.88% due 04/01/29[5]	2,000,000	1,719,520
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[2,5]	6,945,000	5,771,910

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Consumer, Non-cyclical – 8.1% (continued)
BCP V Modular Services Finance II plc
6.13% due 10/30/28[5]	GBP 4,250,000	$ 4,258,670
4.75% due 10/30/28[5]	EUR 1,550,000	1,349,990
Sabre GLBL, Inc.
7.38% due 09/01/25[2,5]	3,725,000	3,548,063
9.25% due 04/15/25[2,5]	2,050,000	2,044,875
Williams Scotsman International, Inc.
4.63% due 08/15/28[2,5]	3,675,000	3,341,310
6.13% due 06/15/25[2,5]	1,683,000	1,666,170
Bausch Health Companies, Inc.
4.88% due 06/01/28[2,5]	8,025,000	4,916,115
Sotheby’s
7.38% due 10/15/27[2,5]	4,899,000	4,771,602
Altria Group, Inc.
3.70% due 02/04/51[2]	6,000,000	3,884,926
Reynolds American, Inc.
5.70% due 08/15/35[2]	4,150,000	3,831,222
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]	3,632,000	3,577,520
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52[5]	4,800,000	3,489,408
Post Holdings, Inc.
4.50% due 09/15/31[2,5]	3,925,000	3,344,963
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[2,5]	3,301,000	3,021,172
Rent-A-Center, Inc.
6.38% due 02/15/29[2,5]	3,625,000	2,981,562
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[2,5]	2,400,000	2,214,264
5.50% due 07/01/28[5]	550,000	517,096
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[2,5]	3,000,000	2,624,656
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]	2,676,000	2,622,480
Garden Spinco Corp.
8.63% due 07/20/30[2,5]	2,450,000	2,601,025
Par Pharmaceutical, Inc.
due 04/01/27[5,9]	3,345,000	2,517,113
DaVita, Inc.
4.63% due 06/01/30[2,5]	1,900,000	1,538,012
3.75% due 02/15/31[5]	1,200,000	882,000
Avantor Funding, Inc.
4.63% due 07/15/28[2,5]	1,700,000	1,564,000
3.88% due 11/01/29[5]	925,000	793,187
Castor S.p.A.
6.25% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,5	EUR 2,300,000	2,308,756

See notes to financial statements.

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Consumer, Non-cyclical – 8.1% (continued)
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[2,5]	2,700,000	$ 2,247,031
Option Care Health, Inc.
4.38% due 10/31/29[2,5]	2,275,000	1,936,713
ADT Security Corp.
4.13% due 08/01/29[2,5]	1,050,000	916,450
4.88% due 07/15/32[2,5]	1,000,000	865,210
Gartner, Inc.
4.50% due 07/01/28[5]	1,700,000	1,600,414
Spectrum Brands, Inc.
5.50% due 07/15/30[2,5]	1,700,000	1,455,846
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[5,9]	1,900,000	1,422,777
Royalty Pharma plc
3.55% due 09/02/50[2]	2,100,000	1,405,168
APi Group DE, Inc.
4.75% due 10/15/29[5]	1,225,000	1,051,354
4.13% due 07/15/29[5]	400,000	332,448
HealthEquity, Inc.
4.50% due 10/01/29[2,5]	1,550,000	1,357,955
Grifols Escrow Issuer S.A.
4.75% due 10/15/28[2,5]	1,350,000	1,134,513
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[5]	1,038,000	861,540
5.00% due 12/31/26[5]	250,000	227,910
TreeHouse Foods, Inc.
4.00% due 09/01/28	1,150,000	979,766
Central Garden & Pet Co.
4.13% due 10/15/30	625,000	520,312
4.13% due 04/30/31[5]	400,000	330,260
AMN Healthcare, Inc.
4.63% due 10/01/27[5]	725,000	670,234
WW International, Inc.
4.50% due 04/15/29[5]	950,000	548,036
Catalent Pharma Solutions, Inc.
3.50% due 04/01/30[5]	625,000	509,375
Carriage Services, Inc.
4.25% due 05/15/29[5]	675,000	506,587
Performance Food Group, Inc.
6.88% due 05/01/25[5]	450,000	450,000
Prestige Brands, Inc.
3.75% due 04/01/31[5]	300,000	253,476
Nidda Healthcare Holding GmbH
3.50% due 09/30/24	EUR 175,000	169,016

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Consumer, Non-cyclical – 8.1% (continued)
Albertsons Companies Incorporated / Safeway Inc / New Albertsons
Limited Partnership / Albertsons LLC
5.88% due 02/15/28[5]	100,000	$ 95,622
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
due 07/31/27[5,9]	181,000	25,340
Total Consumer, Non-cyclical		117,180,254
Consumer, Cyclical – 6.5%
Delta Air Lines, Inc.
7.00% due 05/01/25[2,5]	10,535,000	10,735,037
JB Poindexter & Company, Inc.
7.13% due 04/15/26[2,5]	5,275,000	5,097,285
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[2]	3,210,000	3,037,293
5.00% due 06/01/31[2,5]	1,800,000	1,539,259
Penn Entertainment, Inc.
4.13% due 07/01/29[2,5]	4,925,000	4,013,875
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[2,5]	4,042,405	3,813,154
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[2,5]	3,950,000	3,744,210
Crocs, Inc.
4.25% due 03/15/29[2,5]	3,188,000	2,616,252
4.13% due 08/15/31[2,5]	1,400,000	1,118,684
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[2,5]	4,100,000	3,619,890
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[2,5]	3,725,000	3,530,332
Station Casinos LLC
4.63% due 12/01/31[2,5]	4,200,000	3,521,238
Wabash National Corp.
4.50% due 10/15/28[2,5]	4,100,000	3,466,873
Live Nation Entertainment, Inc.
6.50% due 05/15/27[2,5]	3,350,000	3,356,342
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[2,5]	3,182,500	3,166,556
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50[2]	3,800,000	2,855,052
Air Canada
4.63% due 08/15/29[5]	CAD 2,900,000	1,835,876
3.88% due 08/15/26[2,5]	825,000	754,876
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[2,5]	2,725,000	2,489,642
Aramark Services, Inc.
6.38% due 05/01/25[2,5]	2,300,000	2,295,446
5.00% due 02/01/28[5]	110,000	102,869

See notes to financial statements.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Consumer, Cyclical – 6.5% (continued)
United Airlines, Inc.
4.63% due 04/15/29[2,5]	2,575,000	$ 2,292,309
Scotts Miracle-Gro Co.
4.00% due 04/01/31[2]	2,150,000	1,634,000
4.38% due 02/01/32	700,000	538,497
HP Communities LLC
6.82% due 09/15/53†††,5	929,348	968,565
6.16% due 09/15/53†††,5	1,000,000	930,750
Yum! Brands, Inc.
4.63% due 01/31/32[2]	1,987,000	1,758,495
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[2,5]	2,000,000	1,707,901
Hyatt Hotels Corp.
5.75% due 04/23/30[2]	1,690,000	1,677,184
Michaels Companies, Inc.
5.25% due 05/01/28[2,5]	2,200,000	1,611,357
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[2,5]	1,650,000	1,462,312
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[2,5]	1,625,000	1,453,175
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[2,5]	850,000	758,614
4.00% due 10/15/30[5]	725,000	610,566
Boyne USA, Inc.
4.75% due 05/15/29[5]	1,250,000	1,112,400
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[5]	1,350,000	1,111,468
Clarios Global, LP / Clarios US Finance Co.
8.50% due 05/15/27[5]	1,050,000	1,027,537
Wolverine World Wide, Inc.
4.00% due 08/15/29[5]	1,350,000	999,000
Vail Resorts, Inc.
6.25% due 05/15/25[5]	1,000,000	998,960
Clarios Global, LP
6.75% due 05/15/25[5]	990,000	989,369
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[5]	969,000	971,399
Tempur Sealy International, Inc.
3.88% due 10/15/31[5]	700,000	543,417
4.00% due 04/15/29[5]	500,000	414,537
Allison Transmission, Inc.
3.75% due 01/30/31[5]	1,100,000	921,151
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[5]	850,000	715,040

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Consumer, Cyclical – 6.5% (continued)
United Airlines Class AA Pass Through Trust
3.45% due 12/01/27	452,195	$ 408,995
Superior Plus, LP
4.25% due 05/18/28[5]	CAD 350,000	219,313
Hanesbrands, Inc.
4.88% due 05/15/26[5]	225,000	204,750
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[5]	150,000	138,000
Exide Technologies
due 10/31/24†††,9	2,353,687	2
Total Consumer, Cyclical		94,889,104
Communications – 5.7%
Altice France S.A.
5.50% due 10/15/29[2,5]	8,175,000	6,555,859
5.13% due 07/15/29[2,5]	3,025,000	2,384,033
8.13% due 02/01/27[5]	1,300,000	1,238,250
McGraw-Hill Education, Inc.
8.00% due 08/01/29[2,5]	6,300,000	5,345,676
5.75% due 08/01/28[2,5]	3,525,000	3,132,844
Cogent Communications Group, Inc.
7.00% due 06/15/27[2,5]	7,500,000	7,312,500
VZ Secured Financing BV
5.00% due 01/15/32[2,5]	6,850,000	5,668,375
British Telecommunications plc
4.88% due 11/23/81[2,4,5]	5,550,000	4,479,891
4.25% due 11/23/81[4,5]	950,000	798,947
Paramount Global
4.95% due 05/19/50[2]	6,390,000	4,749,676
Cengage Learning, Inc.
9.50% due 06/15/24[2,5]	4,976,000	4,720,980
UPC Broadband Finco BV
4.88% due 07/15/31[2,5]	4,550,000	3,890,773
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[2,5]	2,114,000	1,999,696
5.13% due 07/15/29[2,5]	1,900,000	1,570,424
Corning, Inc.
4.38% due 11/15/57[2]	4,100,000	3,233,786
Vodafone Group plc
5.13% due 06/04/81[2,4]	4,100,000	2,924,694
AMC Networks, Inc.
4.25% due 02/15/29[2]	3,450,000	2,571,526

See notes to financial statements.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Communications – 5.7% (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[2,5]	1,225,000	$ 972,172
4.25% due 02/01/31[5]	850,000	690,030
4.25% due 01/15/34[5]	750,000	584,250
4.50% due 05/01/32	325,000	268,211
Ciena Corp.
4.00% due 01/31/30[2,5]	2,150,000	1,803,312
Rogers Communications, Inc.
4.55% due 03/15/52[5]	2,200,000	1,790,676
TripAdvisor, Inc.
7.00% due 07/15/25[5]	1,575,000	1,555,497
Level 3 Financing, Inc.
3.63% due 01/15/29[2,5]	1,500,000	1,107,600
3.75% due 07/15/29[5]	600,000	433,905
Vmed O2 UK Financing I plc
4.25% due 01/31/31[5]	1,225,000	983,369
4.75% due 07/15/31[5]	650,000	540,052
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[2,5]	1,800,000	1,471,860
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	2,000,000	1,328,400
CSC Holdings LLC
4.63% due 12/01/30[2,5]	1,913,000	1,213,143
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]	1,200,000	1,002,157
Zayo Group Holdings, Inc.
4.00% due 03/01/27[5]	1,050,000	752,083
Sirius XM Radio, Inc.
3.88% due 09/01/31[2,5]	900,000	735,750
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[5]	825,000	688,875
Match Group Holdings II LLC
3.63% due 10/01/31[5]	875,000	668,650
Ziggo BV
4.88% due 01/15/30[5]	725,000	616,250
Ziggo Bond Company BV
5.13% due 02/28/30[5]	500,000	405,635
Total Communications		82,189,807
Industrial – 4.6%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[2,5]	7,717,000	7,112,605
5.25% due 07/15/28[2,5]	2,025,000	1,832,625
Boeing Co.
5.81% due 05/01/50[2]	9,400,000	8,868,469

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Industrial – 4.6% (continued)
Standard Industries, Inc.
4.38% due 07/15/30[2,5]	7,050,000	$ 5,781,000
3.38% due 01/15/31[5]	1,100,000	843,304
Artera Services LLC
9.03% due 12/04/25[2,5]	6,290,000	5,232,903
Builders FirstSource, Inc.
6.38% due 06/15/32[2,5]	2,500,000	2,309,668
4.25% due 02/01/32[5]	1,675,000	1,357,856
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[5]	1,700,000	1,661,996
7.25% due 04/15/25[5]	1,000,000	912,500
5.50% due 04/15/24[2,5]	925,000	912,347
Fortune Brands Home & Security, Inc.
4.50% due 03/25/52	4,134,000	3,063,382
Harsco Corp.
5.75% due 07/31/27[2,5]	3,624,000	2,926,380
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[2,5]	3,450,000	2,780,348
Howmet Aerospace, Inc.
3.00% due 01/15/29	1,175,000	992,992
5.95% due 02/01/37	875,000	826,999
6.88% due 05/01/25	800,000	817,250
GrafTech Finance, Inc.
4.63% due 12/15/28[2,5]	2,785,000	2,321,994
TransDigm, Inc.
8.00% due 12/15/25[2,5]	2,050,000	2,085,875
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[2,5]	2,300,000	1,840,000
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[5]	1,775,000	1,638,591
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]	1,525,000	1,418,250
TK Elevator US Newco, Inc.
5.25% due 07/15/27[5]	1,550,000	1,406,656
JELD-WEN, Inc.
6.25% due 05/15/25[5]	1,350,000	1,269,000
Deuce FinCo plc
5.50% due 06/15/27[5]	GBP 1,200,000	1,146,171
5.75% (3 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 06/15/27◊	EUR 100,000	94,573
Cellnex Finance Company S.A.
3.88% due 07/07/41[5]	1,750,000	1,183,575
Amsted Industries, Inc.
4.63% due 05/15/30[5]	950,000	802,750
Ball Corp.
3.13% due 09/15/31	875,000	695,187

See notes to financial statements.

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Industrial – 4.6% (continued)
GATX Corp.
4.00% due 06/30/30[2]	560,000	$ 502,681
PGT Innovations, Inc.
4.38% due 10/01/29[5]	400,000	336,912
TopBuild Corp.
4.13% due 02/15/32[5]	400,000	320,119
Arcosa, Inc.
4.38% due 04/15/29[5]	350,000	304,381
EnerSys
4.38% due 12/15/27[2,5]	325,000	288,437
Hillenbrand, Inc.
3.75% due 03/01/31	250,000	203,125
EnPro Industries, Inc.
5.75% due 10/15/26	115,000	111,693
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[5]	125,000	102,500
Vertical Midco GmbH
4.38% due 07/15/27	EUR 100,000	90,907
Total Industrial		66,396,001
Energy – 3.7%
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[2]	4,800,000	4,548,000
6.88% due 01/15/29[2]	2,980,000	2,705,840
ITT Holdings LLC
6.50% due 08/01/29[2,5]	8,050,000	6,889,606
Occidental Petroleum Corp.
6.20% due 03/15/40[2]	2,100,000	2,052,687
7.00% due 11/15/27	2,000,000	2,033,170
4.30% due 08/15/39[2]	2,100,000	1,701,000
4.63% due 06/15/45	750,000	603,750
BP Capital Markets plc
4.88%[2,4,8]	6,750,000	5,938,313
NuStar Logistics, LP
6.38% due 10/01/30[2]	5,625,000	5,231,250
5.63% due 04/28/27	200,000	188,072
6.00% due 06/01/26	125,000	121,140
CVR Energy, Inc.
5.25% due 02/15/25[5]	2,275,000	2,180,633
5.75% due 02/15/28[2,5]	2,100,000	1,889,244
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26[2]	4,025,000	3,487,613
Parkland Corp.
4.63% due 05/01/30[2,5]	2,700,000	2,263,950
4.50% due 10/01/29[5]	1,300,000	1,095,250

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Energy – 3.7% (continued)
Hess Corp.
5.60% due 02/15/41[2]	1,550,000	$ 1,493,795
6.00% due 01/15/40[2]	1,000,000	1,003,009
7.13% due 03/15/33	500,000	546,813
EnLink Midstream LLC
6.50% due 09/01/30[2,5]	2,600,000	2,640,612
Southwestern Energy Co.
5.38% due 02/01/29	1,400,000	1,321,600
Energy Transfer, LP
4.25% due 04/01/24[2]	1,000,000	980,054
Buckeye Partners, LP
4.35% due 10/15/24	750,000	723,750
Venture Global Calcasieu Pass LLC
4.13% due 08/15/31[5]	775,000	668,438
DT Midstream, Inc.
4.13% due 06/15/29[2,5]	425,000	374,467
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[5]	243,073	211,226
Viper Energy Partners, LP
5.38% due 11/01/27[5]	200,000	189,561
Basic Energy Services, Inc.
due 10/15/23†††,9	1,030,000	28,325
Schahin II Finance Co. SPV Ltd.
due 09/25/22[9,10]	1,216,133	1
Total Energy		53,111,169
Basic Materials – 2.5%
Carpenter Technology Corp.
6.38% due 07/15/28[2]	5,225,000	4,930,421
7.63% due 03/15/30[2]	2,500,000	2,507,625
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[2,5]	6,075,000	5,089,271
Alcoa Nederland Holding BV
5.50% due 12/15/27[2,5]	3,625,000	3,474,889
6.13% due 05/15/28[2,5]	1,475,000	1,431,884
SK Invictus Intermediate II Sarl
5.00% due 10/30/29[2,5]	5,250,000	4,200,000
Compass Minerals International, Inc.
6.75% due 12/01/27[2,5]	2,550,000	2,404,726
Clearwater Paper Corp.
4.75% due 08/15/28[2,5]	2,547,000	2,231,729
WR Grace Holdings LLC
4.88% due 06/15/27[2,5]	2,325,000	2,083,084
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[5]	1,625,000	1,340,625

See notes to financial statements.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Basic Materials – 2.5% (continued)
Kaiser Aluminum Corp.
4.63% due 03/01/28[5]	1,000,000	$ 879,410
4.50% due 06/01/31[5]	500,000	422,185
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	1,350,000	1,189,944
Arconic Corp.
6.00% due 05/15/25[5]	1,200,000	1,181,917
HB Fuller Co.
4.25% due 10/15/28	1,150,000	1,016,312
Diamond BC BV
4.63% due 10/01/29[5]	825,000	621,959
Valvoline, Inc.
3.63% due 06/15/31[5]	760,000	619,400
Mirabela Nickel Ltd.
due 06/24/19†††,9,10	2,667,995	53,360
Total Basic Materials		35,678,741
Technology – 1.9%
AthenaHealth Group, Inc.
6.50% due 02/15/30[5]	7,900,000	5,916,326
NCR Corp.
5.25% due 10/01/30[2,5]	3,150,000	2,656,840
6.13% due 09/01/29[5]	1,550,000	1,503,500
5.13% due 04/15/29[5]	900,000	774,189
Central Parent Incorporated / CDK Global Inc
7.25% due 06/15/29[2,5]	3,400,000	3,280,982
Broadcom, Inc.
3.19% due 11/15/36[2,5]	4,400,000	3,204,570
Boxer Parent Company, Inc.
7.13% due 10/02/25[2,5]	2,550,000	2,499,000
Playtika Holding Corp.
4.25% due 03/15/29[2,5]	2,025,000	1,642,619
Twilio, Inc.
3.88% due 03/15/31[2]	2,000,000	1,620,000
Dun & Bradstreet Corp.
5.00% due 12/15/29[5]	1,800,000	1,548,630
Oracle Corp.
3.95% due 03/25/51[2]	2,100,000	1,536,718
TeamSystem S.p.A.
3.50% due 02/15/28	EUR 1,700,000	1,478,873
Booz Allen Hamilton, Inc.
4.00% due 07/01/29[5]	325,000	288,155
Total Technology		27,950,402

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 47.3% (continued)
Utilities – 1.5%
Midcap Funding XLVI Trust
7.35% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/22/23◊,†††	9,250,000	$ 9,252,405
Terraform Global Operating, LP
6.13% due 03/01/26[2,5]	5,255,000	4,917,261
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	6,200,000	4,853,236
Clearway Energy Operating LLC
3.75% due 02/15/31[2,5]	2,100,000	1,779,099
3.75% due 01/15/32[5]	525,000	418,429
Total Utilities		21,220,430
Total Corporate Bonds
(Cost $794,170,739)		684,747,339
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1%
Consumer, Cyclical – 8.4%
FR Refuel LLC
8.42% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	7,942,333	7,584,928
Pacific Bells LLC
8.31% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	7,990,247	7,504,201
First Brands Group LLC
8.37% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 03/30/27	6,966,139	6,710,691
CD&R Firefly Bidco Ltd.
6.54% (1 Month GBP SONIA + 4.25%, Rate Floor: 4.25%) due 06/23/25	GBP 5,340,000	5,815,493
Accuride Corp.
8.92% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	6,339,233	5,374,782
MB2 Dental Solutions LLC
9.70% (3 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	5,089,332	4,996,196
Piolin BidCo S.A.U.
7.73% (6 Month EURIBOR + 7.50%, Rate Floor: 7.50%) due 09/16/26	EUR 4,500,000	4,634,683
SP PF Buyer LLC
8.57% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	5,842,242	3,968,576
Alexander Mann
8.67% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	2,600,000	2,466,750
7.31% (3 Month GBP SONIA + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,150,000	1,304,152
Secretariat Advisors LLC
8.42% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/29/28†††	3,771,500	3,601,782
GVC Holdings plc
3.99% (1 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 03/29/24	EUR 3,500,000	3,593,734
Truck Hero, Inc.
7.82% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 01/31/28	3,940,000	3,321,420
Zephyr Bidco Ltd.
7.71% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 3,000,000	2,979,119
10.46% (1 Month GBP SONIA + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP 360,000	322,933
NFM & J LLC
9.82% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	3,281,097	3,204,122

See notes to financial statements.

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Consumer, Cyclical – 8.4% (continued)
BRE/Everbright M6 Borrower LLC
8.90% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	3,173,333	$ 3,107,233
WIRB – Copernicus Group, Inc.
7.82% ((1 Month USD LIBOR + 4.00%) and (3 Month USD LIBOR + 4.00%),
Rate Floor: 5.00%) due 01/08/27	3,084,533	2,891,750
Breitling Financing SARL
4.62% (3 Month EURIBOR + 3.43%, Rate Floor: 3.43%) due 10/25/28	EUR 2,800,000	2,737,539
PetSmart LLC
7.82% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	2,814,375	2,700,787
Arcis Golf LLC
8.32% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 11/24/28	2,711,375	2,657,147
The Facilities Group
9.73% ((1 Month USD LIBOR + 5.75%) and (3 Month USD LIBOR + 5.75%),
Rate Floor: 6.75%) due 11/30/27†††	2,672,053	2,609,366
PAI Holdco, Inc.
8.16% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 10/28/27	2,812,199	2,608,315
BGIS (BIFM CA Buyer, Inc.)
7.57% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,670,398	2,551,912
Packers Holdings LLC
7.13% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	2,735,287	2,379,700
TTF Holdings Intermediate LLC
8.13% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/31/28	2,262,299	2,228,364
BCP V Modular Services Holdings IV Ltd.
5.69% (3 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 12/15/28	EUR 2,000,000	1,914,747
OEConnection LLC
8.05% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/25/26	2,007,929	1,905,022
BCPE Empire Holdings, Inc.
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/11/26	1,844,166	1,789,413
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
8.57% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	2,475,424	1,763,740
CNT Holdings I Corp.
7.24% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 11/08/27	1,822,250	1,761,041
Michaels Stores, Inc.
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/14/28	2,214,042	1,668,524
SHO Holding I Corp.
9.66% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/27/24	1,935,975	1,632,666
9.64% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/27/24	32,514	27,420
Camin Cargo Control, Inc.
10.57% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††	1,621,123	1,583,763
Checkers Drive-In Restaurants, Inc.
8.99% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	1,738,874	1,408,488
Sweetwater Sound
8.38% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 08/07/28	1,450,000	1,341,250
Holding SOCOTEC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 06/30/28†††	1,336,500	1,262,992

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Consumer, Cyclical – 8.4% (continued)
IBC Capital Ltd.
7.65% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	1,189,624	$ 1,169,555
Congruex Group LLC
9.99% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29	1,197,000	1,162,586
Galls LLC
11.19% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 01/31/25†††	932,858	909,537
10.81% ((1 Month USD LIBOR + 6.75%) and (3 Month USD LIBOR + 6.75%),
Rate Floor: 7.75%) due 01/31/24†††	125,621	122,434
11.16% (3 Month USD LIBOR + 6.75%, Rate Floor: 8.25%) due 01/31/25†††	97,240	94,809
10.66% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.75%) due 01/31/25†††	28,052	27,351
Fertitta Entertainment LLC
8.09% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/27/29	1,194,750	1,137,725
ImageFIRST Holdings LLC
8.17% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	1,086,861	1,020,291
Drive Chassis (DCLI)
10.61% (1 Month USD LIBOR + 6.75%, Rate Floor: 6.75%) due 04/10/26	1,000,000	995,420
PT Intermediate Holdings III LLC
9.17% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 11/01/28	991,710	957,000
Alterra Mountain Co.
7.57% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/17/28	587,215	578,407
Alexander Mann
6.21% (1 Month GBP SONIA + 3.25%, Rate Floor: 3.25%) due 12/16/24†††	GBP 493,421	568,328
Outcomes Group Holdings, Inc.
12.05% (3 Month Term SOFR + 7.50%, Rate Floor: 7.50%) due 10/26/26†††	450,000	427,500
Mavis Tire Express Services TopCo Corp.
8.13% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/04/28	320,938	307,984
SHO Holding I Corp.
9.03% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 04/27/24†††	334,000	290,022
9.52% (3 Month USD LIBOR + 2.23%, Rate Floor: 3.23%) due 04/29/24†††	323	281
EG Finco Ltd.
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	285,809	260,489
Sotheby’s
8.58% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 01/15/27	235,642	229,407
Scientific Games Holdings, LP
7.10% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/04/29	125,000	119,219
Total Consumer, Cyclical		122,293,086
Consumer, Non-cyclical – 6.9%
Quirch Foods Holdings LLC
8.74% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 10/27/27†††	8,824,929	8,185,122
LaserAway Intermediate Holdings II LLC
9.76% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 10/14/27	7,653,721	7,481,512
HAH Group Holding Co. LLC
8.71% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	7,764,075	7,385,576
Southern Veterinary Partners LLC
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	6,645,243	6,376,642

See notes to financial statements.

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Consumer, Non-cyclical – 6.9% (continued)
Women’s Care Holdings, Inc.
7.87% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	6,739,688	$ 6,305,854
Blue Ribbon LLC
9.77% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	6,480,450	5,119,555
Florida Food Products LLC
9.07% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28	5,572,000	5,070,520
Kronos Acquisition Holdings, Inc.
8.48% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	2,926,440	2,772,510
10.51% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 12/22/26	1,786,500	1,694,192
Gibson Brands, Inc.
9.13% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28†††	4,888,063	3,763,808
Mission Veterinary Partners
7.74% ((1 Month USD LIBOR + 4.00%) and (2 Month USD LIBOR + 4.00%),
Rate Floor: 4.75%) due 04/27/28†††	3,960,000	3,682,800
Inception Holdco SARL
due 09/26/29†††	EUR 3,600,000	3,597,763
National Mentor Holdings, Inc.
7.61% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%),
Rate Floor: 4.50%) due 03/02/28	4,334,823	3,062,076
7.43% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	150,000	105,958
Cambrex Corp.
7.69% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/04/26	3,252,800	3,152,158
Dhanani Group, Inc.
9.89% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/10/27†††	2,986,364	2,956,500
Chefs’ Warehouse, Inc.
8.87% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/23/29	2,750,000	2,715,625
Weber-Stephen Products LLC
7.32% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	2,866,115	2,396,072
PetIQ LLC
8.12% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28	2,271,250	2,066,838
Arctic Glacier Group Holdings, Inc.
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	2,290,740	2,065,492
Confluent Health LLC
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 11/30/28	1,801,566	1,606,403
8.02% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.76%) due 11/30/28	186,599	166,385
Packaging Coordinators Midco, Inc.
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/30/27	1,773,000	1,705,768
PlayPower, Inc.
9.17% (3 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 05/08/26	2,157,145	1,644,823
Sierra Acquisition, Inc.
8.41% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/11/24	2,374,801	1,626,739
EyeCare Partners LLC
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	1,708,919	1,473,088
Resonetics LLC
8.41% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/28/28	1,485,000	1,431,792

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Consumer, Non-cyclical – 6.9% (continued)
Hearthside Group Holdings LLC
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25	1,395,625	$ 1,215,352
Fender Musical Instruments Corp.
7.90% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/01/28	1,486,875	1,208,086
Endo Luxembourg Finance Company I SARL
13.00% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%) due 03/27/28	1,283,750	1,017,372
Stars UK Bidco Ltd.
5.75% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 08/09/29	EUR 1,000,000	1,001,326
IVC Acquisition Ltd.
6.29% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/13/26	EUR 1,000,000	973,374
Tecbid US, Inc.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 07/25/24†††	988,890	949,334
Zep, Inc.
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	923,618	800,084
Pearl Intermediate Parent LLC
7.57% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	785,823	725,904
Moran Foods LLC
10.67% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 04/01/24	730,642	586,947
1.00% (3 Month USD LIBOR – –%, Rate Floor: 1.00%) due 04/01/24	95,116	76,409
Balrog Acquisition, Inc.
8.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 09/05/28	620,313	592,138
Moran Foods LLC
14.42% (3 Month USD LIBOR + 10.75%, Rate Floor: 11.75%) due 10/01/24†††	956,785	554,935
Snacking Investments US LLC (Arnott’s)
8.09% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/18/26	464,765	451,984
TGP Holdings LLC
7.32% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28	365,643	292,653
Recess Holdings, Inc.
8.16% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	290,076	283,309
Total Consumer, Non-cyclical		100,340,778
Industrial – 5.6%
Arcline FM Holdings LLC
8.39% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	7,227,000	6,955,987
CapStone Acquisition Holdings, Inc.
8.82% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27†††	4,854,956	4,648,620
DXP Enterprises, Inc.
9.95% (6 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 12/23/27	4,468,648	4,235,921
NA Rail Hold Co. LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.25%) due 10/19/26	4,283,372	4,235,184
Integrated Power Services Holdings, Inc.
8.57% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	3,973,418	3,834,348
Merlin Buyer, Inc.
8.09% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	3,980,000	3,718,832

See notes to financial statements.

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Industrial – 5.6% (continued)
Mileage Plus Holdings LLC
8.78% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	3,562,500	$ 3,660,469
Charter Next Generation, Inc.
7.82% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	3,733,500	3,632,583
US Farathane LLC
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	3,715,904	3,344,313
American Bath Group LLC
7.57% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/23/27	3,694,732	3,246,746
PECF USS Intermediate Holding III Corp.
8.32% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	3,970,000	3,202,480
StandardAero
7.57% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/06/26	2,911,219	2,794,159
ASP Dream Acquisition Co. LLC
8.44% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/15/28	2,487,500	2,400,437
Aegion Corp.
8.82% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	2,524,498	2,345,688
STS Operating, Inc. (SunSource)
8.32% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	2,387,666	2,273,249
Minerva Bidco Ltd.
6.81% (3 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 07/30/25	GBP 2,000,000	2,208,088
Atlantic Aviation
8.06% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 09/22/28	2,200,000	2,184,886
ILPEA Parent, Inc.
8.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28†††	2,285,788	2,125,783
WP CPP Holdings LLC
8.17% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%),
Rate Floor: 4.75%) due 04/30/25	2,287,917	1,983,624
Service Logic Acquisition, Inc.
8.41% ((2 Month USD LIBOR + 4.00%) and (3 Month USD LIBOR + 4.00%),
Rate Floor: 4.75%) due 10/29/27	1,824,943	1,742,821
Pelican Products, Inc.
8.16% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	1,935,375	1,722,484
Dispatch Terra Acquisition LLC
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	2,073,750	1,716,028
Anchor Packaging LLC
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/18/26	1,602,719	1,541,287
LTI Holdings, Inc.
8.25% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 07/24/26	1,488,750	1,405,946
API Holdings III Corp.
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/09/26†††	1,548,000	1,246,140
Transcendia Holdings, Inc.
7.57% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	1,717,093	1,236,307
Protective Industrial Products, Inc.
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27	1,354,373	1,230,217

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Industrial – 5.6% (continued)
TransDigm, Inc.
5.92% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	1,072,431	$ 1,056,420
YAK MAT (YAK ACCESS LLC)
13.64% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	5,605,000	840,750
BWAY Holding Co.
7.02% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	852,455	826,353
TK Elevator Midco GmbH
6.87% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	633,884	606,944
MI Windows And Doors LLC
7.69% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/18/27	613,365	603,398
Duran, Inc.
8.13% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/29/24†††	475,023	452,438
CPM Holdings, Inc.
7.27% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/17/25	410,572	403,132
TK Elevator Midco GmbH
4.49% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 01/29/27†††	EUR 377,298	362,993
Osmose Utility Services, Inc.
7.27% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 06/23/28	300,000	282,267
Titan Acquisition Ltd. (Husky)
5.88% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	289,637	271,761
Air Canada
8.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	157,861	155,888
Park River Holdings, Inc.
6.99% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	138,526	119,998
Sundyne (Star US Bidco)
8.32% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	121,834	114,524
White Cap Supply Holdings LLC
4.25% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 10/19/27	99,749	95,921
Total Industrial		81,065,414
Technology – 4.7%
Avalara, Inc.
11.21% (3 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 10/19/28†††	7,000,000	6,900,269
Datix Bidco Ltd.
9.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 8.44%) due 04/27/26†††	GBP 1,775,000	2,086,418
8.95% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	2,001,644	1,954,004
8.95% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/27/25†††	652,084	636,565
12.20% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	300,111	293,959
Project Ruby Ultimate Parent Corp.
9.84% (1 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 03/10/28†††	5,000,000	4,784,180
Peraton Corp.
7.82% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	4,792,208	4,672,403
Polaris Newco LLC
7.32% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/04/26†††	5,029,969	4,588,539

See notes to financial statements.

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Technology – 4.7% (continued)
24-7 Intouch, Inc.
8.82% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	4,139,549	$ 3,901,525
Planview Parent, Inc.
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	3,291,375	3,065,916
CDK Global, Inc.
8.11% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 07/06/29	2,500,000	2,467,900
Sitecore Holding III A/S
7.99% (3 Month EURIBOR + 7.00%, Rate Floor: 0.99%) due 03/12/26†††	EUR 1,333,817	1,367,771
10.27% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	1,085,673	1,075,013
Apttus Corp.
8.66% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	2,444,063	2,281,117
Atlas CC Acquisition Corp.
8.98% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	2,521,117	2,166,068
Project Ruby Ultimate Parent Corp.
7.32% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	2,265,500	2,149,801
Concorde Lux
5.16% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/01/28	EUR 2,100,000	2,023,947
Misys Ltd.
6.87% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	2,136,009	1,928,240
Upland Software, Inc.
7.82% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	1,940,000	1,843,000
Team.Blue Finco SARL
4.89% (3 Month EURIBOR + 3.70%, Rate Floor: 3.70%) due 03/30/28	EUR 1,750,000	1,708,896
Wrench Group LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/30/26	1,768,224	1,704,126
Brave Parent Holdings, Inc.
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	1,753,316	1,686,480
Sportradar Capital SARL
4.95% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 11/22/27	EUR 1,623,810	1,648,025
Aston FinCo SARL
8.32% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26	1,653,250	1,536,150
Navicure, Inc.
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/22/26	1,503,125	1,473,063
Precise Midco BV
5.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 05/13/26	EUR 1,400,000	1,396,114
RLDatix
12.20% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	1,387,999	1,359,545
Park Place Technologies, LLC
9.19% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 11/10/27	1,371,519	1,290,599
CoreLogic, Inc.
7.63% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 06/02/28	1,270,911	1,045,324
Greenway Health LLC
7.82% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	954,660	798,735
Sitecore USA, Inc.
10.27% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	531,558	526,338

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Technology – 4.7% (continued)
Epicor Software
7.32% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 07/30/27	490,000	$ 472,644
Aston FinCo SARL
7.70% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26†††	GBP 395,015	439,669
Polaris Newco LLC
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	340,070	309,994
Total Technology		67,582,337
Financial – 3.1%
Eisner Advisory Group
9.45% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28	7,527,717	7,076,054
Higginbotham Insurance Agency, Inc.
9.32% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 11/25/26†††	4,407,564	4,279,303
Franchise Group, Inc.
8.69% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	3,995,519	3,840,693
Jones Deslauriers Insurance Management, Inc.
8.81% (3 Month Canada Banker Acceptance + 4.25%, Rate Floor: 5.00%)
due 03/27/28	CAD 5,545,265	3,788,754
Claros Mortgage Trust, Inc.
8.40% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/10/26	3,493,600	3,436,829
HighTower Holding LLC
8.28% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	3,483,086	3,247,977
Alter Domus
6.75% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/17/28	2,758,000	2,682,155
Jones Deslauriers Insurance Management, Inc.
12.06% (3 Month Canada Banker Acceptance + 7.50%, Rate Floor: 8.00%)
due 03/26/29†††	CAD 3,887,000	2,591,334
Orion Advisor Solutions, Inc.
8.16% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/24/27	2,704,440	2,430,616
Avison Young (Canada), Inc.
9.95% (1 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 01/31/26	2,323,730	2,091,357
Duff & Phelps
7.84% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	1,955,000	1,844,679
Cobham Ultra SeniorCo SARL
7.06% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 08/06/29	1,750,000	1,693,125
Aretec Group, Inc.
8.44% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/01/25	1,636,250	1,587,572
Nexus Buyer LLC
7.82% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	1,653,250	1,581,334
Apex Group Treasury LLC
due 07/27/28†††	1,450,000	1,395,625
Sandy Bidco BV
6.04% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 08/17/29	EUR 1,100,000	1,088,437
Total Financial		44,655,844

See notes to financial statements.

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Communications – 1.8%
FirstDigital Communications LLC
8.31% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	8,000,000	$ 7,810,307
Syndigo LLC
8.40% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27	4,531,000	4,077,900
Flight Bidco, Inc.
11.57% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	3,715,000	3,352,788
7.57% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	434,171	399,845
Xplornet Communications, Inc.
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28	4,603,500	3,740,344
Conterra Ultra Broadband Holdings, Inc.
8.76% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 04/30/26	2,430,142	2,332,936
Authentic Brands
7.32% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	1,189,703	1,178,306
McGraw Hill LLC
8.32% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	990,000	943,965
Recorded Books, Inc.
8.02% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/29/25	846,831	832,011
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/18/28	447,750	427,230
Cengage Learning Acquisitions, Inc.
7.81% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	445,500	408,301
Total Communications		25,503,933
Basic Materials – 1.1%
Barentz Midco BV
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 11/30/27	3,242,681	3,096,761
Vector WP Holdco, Inc.
9.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/12/28†††	3,091,638	2,998,888
DCG Acquisition Corp.
8.57% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	1,943,500	1,865,760
Ascend Performance Materials Operations LLC
8.83% (6 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 08/27/26	1,846,587	1,764,653
LSF11 Skyscraper HoldCo SARL
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/29/27†††	1,526,895	1,488,722
LTI Holdings, Inc.
9.19% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 07/24/26	1,500,000	1,423,755
NIC Acquisition Corp.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	1,182,000	1,005,929
GrafTech Finance, Inc.
7.07% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	675,000	658,969
Pregis TopCo LLC
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/31/26	663,300	633,452
Vectra Co.
7.32% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	531,215	441,382

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 32.1% (continued)
Basic Materials – 1.1% (continued)
Schur Flexibles GmbH
6.67% (3 Month EURIBOR + 5.50%, Rate Floor: 5.50%) due 09/28/27	EUR 312,500	$ 252,434
Noranda Aluminum Acquisition Corp.
due 02/28/19†††,9	463,989	46
Total Basic Materials		15,630,751
Utilities – 0.4%
Hamilton Projects Acquiror LLC
8.17% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	2,562,248	2,517,255
Oregon Clean Energy LLC
7.94% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/01/26	1,991,275	1,941,493
Franklin Energy (KAMC Holdings, Inc.)
8.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	1,600,500	1,288,403
EIF Channelview Cogeneration LLC
7.13% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 05/03/25	229,405	228,473
Total Utilities		5,975,624
Energy – 0.1%
Venture Global Calcasieu Pass LLC
6.70% (1 Month USD LIBOR + 2.63%, Rate Floor: 2.63%) due 08/19/26†††	1,683,595	1,679,386
Permian Production Partners LLC
12.08% (1 Month USD LIBOR + 6.00%, Rate Floor: 10.08%) (in-kind rate was 2.00%)
due 11/24/25†††,11	367,924	366,085
Centurion Pipe
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/29/25	192,236	188,872
Total Energy		2,234,343
Total Senior Floating Rate Interests
(Cost $505,127,929)		465,282,110
ASSET-BACKED SECURITIES†† – 15.1%
Collateralized Loan Obligations – 6.8%
Madison Park Funding LIII Ltd.
2022-53A E, 9.99% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 04/21/35◊,5	18,500,000	16,025,218
Palmer Square Loan Funding Ltd.
2022-1A D, 8.86% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 04/15/30◊,5	8,750,000	7,362,276
2021-3A D, 9.24% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 07/20/29◊,5	7,000,000	6,279,133
2021-2A D, 9.68% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 05/20/29◊,5	2,000,000	1,758,542
CIFC Funding Ltd.
2021-4RA DR, 11.08% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.00%)
due 01/17/35◊,5	11,000,000	9,193,129
Boyce Park CLO Ltd.
2022-1A E, 10.24% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/21/35◊,5	10,000,000	8,798,100
Fortress Credit Opportunities IX CLO Ltd.
2021-9A DR, 8.03% (3 Month USD LIBOR + 3.95%, Rate Floor: 3.95%)
due 10/15/33◊,5	8,000,000	6,801,952

See notes to financial statements.

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 15.1% (continued)
Collateralized Loan Obligations – 6.8% (continued)
Carlyle Global Market Strategies
2022-1A E, 11.21% (3 Month Term SOFR + 7.35%, Rate Floor: 7.35%)
due 04/15/35◊,5	5,500,000	$ 4,788,685
LoanCore Issuer Ltd.
2019-CRE2 AS, 5.38% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%)
due 05/15/36◊,5	4,150,410	4,100,862
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A E, 10.08% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/14/35◊,5	4,250,000	3,704,844
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[5,12]	3,650,000	2,983,875
2013-1A INC, due 10/15/30[5,12]	3,000,000	512,970
Diamond CLO Ltd.
2018-1A D, 8.03% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%)
due 07/22/30◊,5	3,000,000	2,953,125
ABPCI Direct Lending Fund CLO II LLC
2021-1A DR, 8.74% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%)
due 04/20/32◊,5	3,000,000	2,680,569
LCCM Trust
2021-FL2 C, 6.03% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%)
due 12/13/38◊,5	2,600,000	2,438,371
FS Rialto Issuer LLC
2022-FL6 C, 8.14% (1 Month Term SOFR + 4.23%, Rate Floor: 4.23%)
due 08/17/37◊,5	2,250,000	2,234,558
Golub Capital Partners CLO 49M Ltd.
2021-49A D, 8.09% (3 Month USD LIBOR + 3.85%, Rate Floor: 3.85%)
due 08/26/33◊,5	2,250,000	1,940,245
CIFC Funding 2022-III Ltd.
2022-3A E, 11.26% (3 Month Term SOFR + 7.27%, Rate Floor: 7.27%)
due 04/21/35◊,5	2,000,000	1,822,986
Carlyle US CLO Ltd.
2022-4A DR, 10.46% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%)
due 04/15/35◊,5	2,000,000	1,683,436
ACRES Commercial Realty Ltd.
2021-FL2 D, 7.01% (1 Month USD LIBOR + 3.10%, Rate Floor: 3.10%)
due 01/15/37◊,5	1,750,000	1,676,929
Cerberus Loan Funding XXVI, LP
2021-1A DR, 8.18% (3 Month USD LIBOR + 4.10%, Rate Floor: 4.10%)
due 04/15/31◊,5	1,750,000	1,583,249
Dryden 50 Senior Loan Fund
2017-50A SUB, due 07/15/30[5,12]	3,555,000	1,434,549
Monroe Capital CLO Ltd.
2017-1A DR, 7.93% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%)
due 10/22/26◊,5	1,332,464	1,313,749
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[5,12]	2,600,000	798,200

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 15.1% (continued)
Collateralized Loan Obligations – 6.8% (continued)
Dryden Senior Loan Fund
due 01/15/31[12]	2,998,799	$ 737,857
Dryden 41 Senior Loan Fund
2015-41A SUB, due 04/15/31[5,12]	1,850,000	440,483
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[5,12]	1,153,846	423,997
KVK CLO Ltd.
2013-1A SUB, due 01/14/28[2,5,12]	2,300,000	389,137
Dryden 37 Senior Loan Fund
2015-37A SUB, due 01/15/31[5,12]	1,050,000	258,354
A10 Permanent Asset Financing LLC
2017-II C1, 6.24% (WAC) due 06/15/51◊,5	250,000	182,020
Marathon CLO V Ltd.
2013-5A SUB, due 11/21/27[5,12]	3,566,667	169,417
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[5,12]	1,500,000	155,814
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[5,12]	3,000,000	135,000
Atlas Senior Loan Fund IX Ltd.
2018-9A SUB, due 04/20/28[2,5,12]	2,600,000	134,108
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[5,12]	814,751	53,383
Avery Point II CLO Ltd.
2013-3X COM , due 01/18/25[12]	759,981	5,396
West CLO Ltd.
2013-1A SUB, due 11/07/25[5,12]	1,350,000	1,755
OHA Credit Partners IX Ltd.
2013-9A ACOM, due 10/20/25[5,12]	602,740	663
Total Collateralized Loan Obligations		97,956,936
Transport-Aircraft – 3.3%
Sprite Ltd.
2021-1, 3.75% due 11/15/46[5]	14,545,440	12,474,722
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[5,13]	10,728,146	8,856,567
AASET Trust
2021-2A, 2.80% due 01/15/47[5]	4,458,240	3,481,548
2019-2, 4.46% due 10/16/39[5]	3,524,131	1,619,489
2019-1, 3.84% due 05/15/39[5]	1,240,583	824,045
2020-1A, 4.34% due 01/16/40[5]	1,111,510	490,389
2020-1A, 3.35% due 01/16/40[5]	468,284	375,815
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[5]	1,884,726	1,649,205
2019-1A, 3.97% due 04/15/39[5]	1,399,873	1,180,807
2016-1, 4.45% due 08/15/41	682,476	593,775

See notes to financial statements.

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 15.1% (continued)
Transport-Aircraft – 3.3% (continued)
Start Ltd.
2018-1, 4.09% due 05/15/43[5]	2,135,563	$ 1,702,877
2018-1, 5.32% due 05/15/43[5]	1,976,829	1,371,248
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[5]	3,123,397	2,545,832
Start II Ltd.
2019-1, 4.09% due 03/15/44[5]	1,862,635	1,862,636
WAVE LLC
2019-1, 3.60% due 09/15/44[5]	2,242,351	1,689,136
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[5]	1,060,441	872,939
2017-1, 6.30% due 02/15/42[5]	800,405	690,670
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[5]	1,813,226	1,400,826
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[5]	1,870,268	1,093,396
Project Silver
2019-1, 3.97% due 07/15/44[5]	1,343,533	1,034,255
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]	1,233,828	950,085
MAPS Ltd.
2019-1A, 4.46% due 03/15/44[5]	826,490	723,900
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[5]	637,376	484,444
Castlelake Aircraft Securitization Trust
2014-1, due 12/31/30†††	3,054,105	409,705
Stripes Aircraft Ltd.
2013-1 A1, 7.44% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%)
due 03/20/23◊,†††	101,680	97,092
Total Transport-Aircraft		48,475,403
Financial – 1.8%
Thunderbird A
5.50% due 03/01/37†††	7,954,850	7,477,559
Lightning A
5.50% due 03/01/37†††	7,777,490	7,310,841
Ceamer Finance LLC
3.69% due 03/22/31†††	3,878,560	3,538,876
KKR Core Holding Company LLC
4.00% due 08/12/31†††	2,849,642	2,468,559
Nassau LLC
2019-1, 3.98% due 08/15/34[5]	1,295,097	1,229,534
Thunderbird B
7.50% due 03/01/37†††	1,013,118	921,937

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 15.1% (continued)
Financial – 1.8% (continued)
Lightning B
7.50% due 03/01/37†††	990,529	$ 901,382
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	949,504	894,052
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24◊,†††	EUR 708,462	733,298
Total Financial		25,476,038
Infrastructure – 1.2%
VB-S1 Issuer LLC – VBTEL
2022-1A, 5.27% due 02/15/52[5]	8,000,000	6,499,415
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[5]	5,250,000	4,342,279
Five Guys Funding LLC
2017-1A, 4.60% due 07/25/47[5]	4,542,500	4,272,512
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 5.92% due 06/15/48[5]	1,825,351	1,800,847
Total Infrastructure		16,915,053
Whole Business – 1.0%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/05/49[5]	7,375,500	6,980,262
TSGE
2017-1, 6.25% due 09/25/31†††	4,975,654	4,635,270
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[5]	1,988,500	1,758,041
Sonic Capital LLC
2020-1A, 3.85% due 01/20/50[5]	1,221,875	1,080,902
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[5]	99,250	84,473
Total Whole Business		14,538,948
Single Family Residence – 0.7%
FirstKey Homes Trust
2020-SFR2, 4.00% due 10/19/37[5]	3,050,000	2,679,017
2020-SFR2, 4.50% due 10/19/37[5]	3,000,000	2,665,050
2020-SFR2, 3.37% due 10/19/37[5]	1,900,000	1,646,880
FirstKey Homes 2022-SFR3 Trust
2022-SFR3, due 07/17/26[5]	3,200,000	2,925,462
Total Single Family Residence		9,916,409
Net Lease – 0.3%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[5]	5,260,000	4,255,798
Collateralized Debt Obligations – 0.0%
Anchorage Credit Funding 4 Ltd.
2021-4A CR, 3.52% due 04/27/39[5]	1,000,000	803,111

See notes to financial statements.

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 15.1% (continued)
Insurance – 0.0%
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[10]	302,965	$ 273,687
Transport-Rail – 0.0%
Trinity Rail Leasing, LP
2009-1A, 6.66% due 11/16/39[5]	120,792	117,713
Total Asset-Backed Securities
(Cost $248,270,514)		218,729,096
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 5.0%
Residential Mortgage-Backed Securities – 2.1%
Finance of America HECM Buyout
2022-HB2, 6.00% (WAC) due 04/25/26◊,5	3,800,000	3,670,540
Carrington Mortgage Loan Trust Series
2006-NC5, 4.19% (1 Month USD LIBOR + 0.15%, Rate Cap/Floor: 14.50%/0.15%)
due 01/25/37◊	4,369,159	3,637,160
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[5,13]	3,587,358	3,443,122
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,10	3,400,000	2,746,036
New Residential Mortgage Loan Trust 2022-NQM5
2022-NQM5, 6.50% due 11/25/52[5,13]	2,505,312	2,420,676
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 4.21% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47◊	1,717,158	1,235,483
2007-HE4, 4.29% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47◊	959,829	594,456
2007-HE2, 4.23% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	1,389,637	533,336
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[5,13]	2,242,032	2,137,525
Lehman XS Trust Series
2006-18N, 4.40% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 12/25/36◊	2,115,159	1,966,345
BRAVO Residential Funding Trust
2022-NQM3, 5.50% (WAC) due 07/25/62◊,5	1,833,843	1,750,220
PRKCM Trust
2022-AFC2, 6.14% (WAC) due 08/25/57◊,5	1,339,675	1,287,284
OBX Trust
2022-NQM8, 6.10% due 09/25/62[5,13]	1,227,040	1,182,613
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[5,13]	1,128,629	1,097,056
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 4.17% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/36◊	1,519,405	884,748
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,5	884,044	837,676
Total Residential Mortgage-Backed Securities		29,424,276

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SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 5.0% (continued)
Government Agency – 1.9%
Fannie Mae
4.00% due 07/01/52[2]	16,423,740	$ 15,692,725
Freddie Mac
4.00% due 06/01/52[2]	12,681,675	12,067,133
Total Government Agency		27,759,858
Military Housing – 0.9%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/55◊,5,14	73,054,919	4,807,053
2015-R1, 5.94% (WAC) due 11/25/52◊,10	3,477,498	2,948,692
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,5	3,500,000	3,468,500
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52†††,5	1,533,695	1,436,811
2007-AET2, 6.06% due 10/10/52†††,5	460,541	442,534
Total Military Housing		13,103,590
Commercial Mortgage-Backed Securities – 0.1%
GS Mortgage Securities Corporation Trust
2020-DUNE, 6.38% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%)
due 12/15/36◊,5	2,000,000	1,864,401
Total Collateralized Mortgage Obligations
(Cost $76,234,720)		72,152,125
U.S. GOVERNMENT SECURITIES†† – 1.2%
U.S. Treasury Bonds
due 08/15/51[2,15,16]	32,650,000	11,108,580
due 05/15/44[2,15,16]	5,030,000	2,107,838
due 11/15/44[2,15,16]	5,030,000	2,062,538
due 02/15/46[15,16]	5,060,000	1,978,934
Total U.S. Government Securities
(Cost $20,156,689)		17,257,890
CONVERTIBLE BONDS†† – 0.2%
Consumer, Non-cyclical – 0.1%
Block, Inc.
due 05/01/26[15]	2,840,000	2,279,100
Communications – 0.1%
Cable One, Inc.
due 03/15/26[15]	1,250,000	953,750
Total Convertible Bonds
(Cost $3,449,842)		3,232,850

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2022

	Face
	Amount~	Value
FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63	4,150,000	$ 3,016,089
Total Foreign Government Debt
(Cost $4,124,257)		3,016,089
MUNICIPAL BONDS†† – 0.0%
Oklahoma – 0.0%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	351,258
Total Municipal Bonds
(Cost $400,000)		351,258
SENIOR FIXED RATE INTERESTS†† – 0.0%
Industrial – 0.0%
Schur Flexibles GmbH
10.67% due 09/30/26	EUR 159,093	161,465
11.30% due 09/30/26	EUR 109,083	110,710
Total Industrial		272,175
Total Senior Fixed Rate Interests
(Cost $271,940)		272,175
Total Investments – 131.6%
(Cost $2,057,200,348)		$ 1,907,193,317
	Contracts
LISTED OPTIONS WRITTEN† – (0.3)%
Call Options on:
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $6,264)	8	—
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $6,264)	8	—
SPDR S&P 500 ETF Trust Expiring December 2022 with strike price of $396.00
(Notional Value $937,664)	23	(35,569)
S&P 500 Index Trust Expiring December 2022 with strike price of $4,020.00
(Notional Value $57,529,551)	141	(1,101,605)
NASDAQ-100 Index Expiring December 2022 with strike price of $11,890.00
(Notional Value $57,744,288)	48	(1,301,964)
Russell 2000 Index Expiring December 2022 with strike price of $1,860.00
(Notional Value $57,540,599)	305	(1,423,601)
Total Listed Options Written
(Premiums received $3,865,918)		(3,862,739)
Other Assets & Liabilities, net – (31.3)%		(454,023,857)
Total Net Assets – 100.0%		$ 1,449,306,721

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022
CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS PROTECTION PURCHASED††
			Protection					Upfront
			Premium	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Index	Rate	Frequency	Date	Amount	Value	Received	Depreciation**
BofA Securities,	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27	$28,000,000	$(115,787)	$(80,131)	$(35,656)
Inc.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
		Floating	Floating						Upfront
		Rate	Rate	Fixed	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	Paid	Depreciation**
BofA Securities,	CME	Pay	U.S. Secured	2.78%	Annually	07/18/27	$143,900,000	$(5,137,872)	$876	$(5,138,748)
Inc.			Overnight
Financing Rate

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
JPMorgan Chase Bank, N.A.	EUR	Buy	1,130,000	1,164,863 USD	12/16/22	$ 10,376
JPMorgan Chase Bank, N.A.	GBP	Buy	530,000	629,935 USD	12/16/22	7,846
BNP Paribas	EUR	Sell	92,000	95,216 USD	12/16/22	(467)
JPMorgan Chase Bank, N.A.	EUR	Sell	348,000	360,150 USD	12/16/22	(1,781)
Barclays Bank plc	GBP	Sell	273,000	323,408 USD	12/16/22	(5,110)
Morgan Stanley Capital Services LLC	CAD	Sell	11,742,000	8,677,121 USD	12/16/22	(13,358)
JPMorgan Chase Bank, N.A.	EUR	Sell	1,850,000	1,806,423 USD	12/30/22	(125,795)
Barclays Bank plc	EUR	Sell	33,663,000	33,747,320 USD	12/16/22	(1,263,339)
JPMorgan Chase Bank, N.A.	GBP	Sell	19,605,000	22,252,890 USD	12/16/22	(1,339,006)
						$ (2,730,634)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at November 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Special Purpose Acquisition Company (SPAC).
2	All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2022, the total value of segregated securities was $642,207,987.

See notes to financial statements.

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

3	Affiliated issuer.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $726,839,057 (cost $828,542,112), or 50.2% of total net assets.
6	Rate indicated is the 7-day yield as of November 30, 2022.
7	Variable rate security. Rate indicated is the rate effective at November 30, 2022. The rate is linked to the volatility-adjusted performance of the series 1 securities due 2069 of the underlying company, Alphas Managed Accounts Platform LXXIX Limited.
8	Perpetual maturity.
9	Security is in default of interest and/or principal obligations.
10	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,260,091 (cost $11,016,494), or 0.4% of total net assets — See Note 12.
11	Payment-in-kind security.
12	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
13	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2022. See table below for additional step information for each security.
14	Security is an interest-only strip.
15	Zero coupon rate security.
16	Security is a principal-only strip.
BofA	Bank of America
CAD	Canadian Dollar
CME	Chicago Mercantile Exchange
EUR	Euro
EURIBOR	European Interbank Offered Rate
GBP	British Pound
ICE	Intercontinental Exchange
ITRAXX.EUR.38.V1	iTraxx Europe Series 38 Index Version V1
LIBOR	London Interbank Offered Rate
plc	Public Limited Company
PPV	Public-Private Venture
REIT	Real Estate Investment Trust
SARL	Société à Responsabilité Limitée
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

Country Diversification
% of Long-Term
Country	Investments
United States	96.0%
Bermuda	1.3%
Ireland	0.8%
Cayman Islands	0.6%
Switzerland	0.3%
United Kingdom	0.2%
Jersey	0.2%
Other	0.6%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2022 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 205,863,528	$ 3,615,519	$ 805,250	$ 210,284,297
Preferred Stocks	—	97,028,636	888,847	97,917,483
Warrants	56,646	—	12	56,658
Exchange-Traded Funds	87,323,633	—	—	87,323,633
Closed-End Funds	34,869,894	—	—	34,869,894
Money Market Funds	11,700,420	—	—	11,700,420
Corporate Bonds	—	638,309,864	46,437,475	684,747,339
Senior Floating Rate Interests	—	349,114,624	116,167,486	465,282,110
Asset-Backed Securities	—	189,340,525	29,388,571	218,729,096
Collateralized Mortgage Obligations	—	66,804,280	5,347,845	72,152,125
U.S. Government Securities	—	17,257,890	—	17,257,890
Convertible Bonds	—	3,232,850	—	3,232,850
Foreign Government Debt	—	3,016,089	—	3,016,089
Municipal Bonds	—	351,258	—	351,258
Senior Fixed Rate Interests	—	272,175	—	272,175
Forward Foreign Currency Exchange Contracts**	—	18,222	—	18,222
Total Assets	$ 339,814,121	$1,368,361,932	$199,035,486	$1,907,211,539

See notes to financial statements.

76 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 3,862,739	$ —	$ —	$ 3,862,739
Credit Default Swap Agreements**	—	35,656	—	35,656
Interest Rate Swap Agreements**	—	5,138,748	—	5,138,748
Forward Foreign Currency Exchange Contracts**	—	2,748,856	—	2,748,856
Unfunded Loan Commitments (Note 11)	—	—	452,236	452,236
Total Liabilities	$ 3,862,739	$ 7,923,260	$ 452,236	$ 12,238,235
** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $380,818,435 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

		Valuation	Unobservable	Input	Weighted
Category		Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 25,019,305	Yield Analysis	Yield	5.6%-13.0%	6.8%
Asset-Backed Securities	4,369,266	Option adjusted spread off	Broker Quote	—	—
		prior month end broker quote
Collateralized Mortgage	5,347,845	Option adjusted spread off	Broker Quote	—	—
Obligations		prior month end broker quote
Common Stocks	442,319	Enterprise Value	Valuation Multiple	2.6x-17.5x	8.8x
Common Stocks	361,904	Model Price	Purchase Price	—	—
Common Stocks	1,027	Model Price	Liquidation Value	—	—
Corporate Bonds	30,049,349	Option adjusted spread off	Broker Quote	—	—
		prior month end broker quote
Corporate Bonds	16,096,449	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	238,317	Model Price	Purchase Price	—	—
Corporate Bonds	53,360	Third Party Pricing	Broker Quote	—	—
Preferred Stocks	888,847	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	56,729,372	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	45,573,551	Yield Analysis	Yield	5.7%-13.3%	10.3%
Senior Floating Rate Interests	12,832,866	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	1,031,697	Model Price	Market Comparable	12.9%	—
			Yields
Warrants	12	Model Price	Liquidation Value	—	—
Total Assets	$199,035,486
Liabilities:
Unfunded Loan Commitments	$ 452,236	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2022, the Fund had securities with a total value of $37,805,659 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $27,364,094 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2022:

				Assets					Liabilities
				Senior					Unfunded
		Collateralized		Floating					Loan
	Asset-Backed	Mortgage	Corporate	Rate		Common	Preferred	Total	Commit-
	Securities	Obligations	Bonds	Interests	Warrants	Stocks	Stocks	Assets	ments
Beginning
Balance	$23,840,586	$5,761,054	$32,918,506	$102,508,562	$—	$2,567,512	$855,025	$168,451,245	$(655,716)
Purchases/
(Receipts)	9,437,985	—	4,000,000	32,724,807	—	37,720	—	46,200,512	(413,688)
(Sales, maturities
and
paydowns)/
Fundings	(1,720,781)	(12,266)	(2,510,730)	(13,322,039)	—	(121,132)	—	(17,686,948)	497,199
Amortization of
premiums/
discounts	347,621	(4,225)	266,800	307,715	—	—	—	917,911	(1,025)
Total realized
gains (losses)
included in
earnings	(58,675)	—	20,000	(70,428)	—	104,395	—	(4,708)	11,894
Total change in
unrealized
appreciation
(depreciation)
included in
earnings	(2,276,145)	(396,718)	(2,768,661)	(3,878,720)	—	2,331	33,822	(9,284,091)	109,100
Transfers into
Level 3	—	—	14,511,560	23,294,087	12	—	—	37,805,659	—
Transfers out of
Level 3	(182,020)	—	—	(25,396,498)	—	(1,785,576)	—	(27,364,094)	—
Ending Balance	$29,388,571	$5,347,845	$46,437,475	$116,167,486	$12	$805,250	$888,847	$199,035,486	$(452,236)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3 securities
still held at
November 30,
2022	$ (2,230,800)	$ (396,718)	$(1,848,015)	$ (2,164,713)	$—	$ (37,863)	$ 33,822	$ (6,644,287)	$ 51,113

See notes to financial statements.

78 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

	Coupon Rate
	at Next	Rate Reset	Future Reset	Future Reset
Name	Reset Date	Next Date	Rate(s)	Date(s)
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	9/25/26
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
New Residential Mortgage Loan Trust 2022-NQM5
2022-NQM5, 6.50% due 11/25/52	7.50%	09/01/26	—	—
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	7/01/26
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended November 30, 2022, in which the company is an affiliated issuer, were as follows:

					Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares
Security Name	05/31/22	Additions Reductions		(Loss)	(Depreciation)	11/30/22	11/30/22
Common Stocks
BP Holdco LLC*	$ 85,334	$ —	$ —	$ —	$ (11,936)	$ 73,398	121,041
Targus Group
International Equity, Inc.*	113,897	—	(121,133)	104,395	(97,159)	—	—
Closed-End Funds
Guggenheim Active
Allocation Fund	—	1,250,348	—	—	4,829	1,255,177	90,002
	$199,231	$1,250,348	$(121,133)	$104,395	$(104,266)	$1,328,575

* Non-income producing security.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 79

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2022

ASSETS:
Investments in unaffiliated issuers, at value (cost $2,055,907,260)	$ 1,905,864,742
Investments in affiliated issuers, at value (cost $1,293,088)	1,328,575
Foreign currency, at value	1,225,019
Cash	8,367,559
Segregated cash from broker	3,543,075
Unrealized appreciation on forward foreign currency exchange contracts	18,222
Unamortized upfront premiums paid on interest rate swap agreements	876
Prepaid expenses	190,443
Receivables:
Investments sold	113,398,882
Interest	16,953,677
Fund shares sold	2,301,070
Dividends	693,705
Variation margin on interest rate swap agreements	595,660
Tax reclaims	6,366
Variation margin on credit default swap agreements	4,869
Other assets	294
Total assets	2,054,493,034
LIABILITIES:
Reverse repurchase agreements (Note 7)	380,818,435
Borrowings (Note 8)	85,000,000
Unfunded loan commitments, at value (Note 11) (commitment fees received $546,928)	452,236
Options written, at value (premiums received $3,865,918)	3,862,739
Unamortized upfront premiums received on credit default swap agreements	80,131
Unrealized depreciation on forward foreign currency exchange contracts	2,748,856
Interest due on borrowings	853,561
Segregated cash due to broker	3,086,000
Payable for:
Investments purchased	125,063,154
Investment advisory fees	1,547,345
Offering costs	1,312,127
Professional fees	87,665
Protection fees on credit default swap agreements	57,995
Trustees’ fees and expenses*	24,225
Other liabilities	191,844
Total liabilities	605,186,313
NET ASSETS	$ 1,449,306,721
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 112,164,730 shares issued and outstanding	$ 1,121,647
Additional paid-in capital	1,727,195,422
Total distributable earnings (loss)	(279,010,348)
NET ASSETS	$ 1,449,306,721
Shares outstanding ($0.01 par value with unlimited amount authorized)	112,164,730
Net asset value	$12.92
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

80 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2022
For the Six Months Ended November 30, 2022

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$ 52,566,505
Dividends from securities of unaffiliated issuers (net of foreign withholdings tax $515)	5,080,428
Total investment income	57,646,933
EXPENSES:
Investment advisory fees	9,235,439
Interest expense	6,752,667
Professional fees	238,266
Administration fees	136,915
Fund accounting fees	115,175
Trustees’ fees and expenses*	92,415
Printing fees	90,585
Custodian fees	64,672
Insurance	50,610
Registration and filing fees	47,214
Transfer agent fees	11,163
Miscellaneous	7,034
Total expenses	16,842,155
Less:
Expenses waived by adviser	(66)
Net expenses	16,842,089
Net investment income	40,804,844
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(7,405,087)
Investments in affiliated issuers	104,395
Swap agreements	(125,288)
Options purchased	5,947,372
Options written	(526,414)
Forward foreign currency exchange contracts	4,303,436
Foreign currency transactions	377,656
Net realized gain	2,676,070
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(95,942,098)
Investments in affiliated issuers	(104,266)
Swap agreements	(5,136,459)
Options purchased	441,412
Options written	5,967,047
Forward foreign currency exchange contracts	(1,341,193)
Foreign currency translations	(330,426)
Net change in unrealized appreciation (depreciation)	(96,445,983)
Net realized and unrealized loss	(93,769,913)
Net decrease in net assets resulting from operations	$ (52,965,069)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 81

STATEMENTS OF CHANGES IN NET ASSETS		November 30, 2022

	Six Months Ended
	November 30, 2022	Year Ended
	(Unaudited)	May 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 40,804,844	$ 61,747,184
Net realized gain on investments	2,676,070	50,862,539
Net change in unrealized appreciation (depreciation)
on investments	(96,445,983)	(239,758,554)
Net decrease in net assets resulting from operations	(52,965,069)	(127,148,831)
DISTRIBUTIONS:
Distributions to shareholders	(117,933,588)	(99,989,607)
Return of capital	—[a]	(74,986,628)
Total distributions	(117,933,588)	(174,976,235)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of shares from Mergers[b]	—	644,136,499
Proceeds from shares issued through at-the-market offering	114,375,389	252,476,733
Capital contribution from adviser	216,351	—
Reinvestments of distributions	13,695,234	19,923,416
Common shares offering cost charged to paid-in-capital	(696,703)	162,111
Net increase in net assets resulting from shareholder transactions	127,590,271	916,698,759
Net increase (decrease) in net assets	(43,308,386)	614,573,693
NET ASSETS:
Beginning of period	1,492,615,107	878,041,414
End of period	$ 1,449,306,721	$ 1,492,615,107

a A portion of the distributions to shareholders may be deemed a return of capital at fiscal year-end.

b Fund Mergers — See Note 13.

See notes to financial statements.

82 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2022
For the six months ended November 30, 2022

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$ (52,965,069)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	96,046,364
Net change in unrealized (appreciation) depreciation on options purchased	(441,412)
Net change in unrealized (appreciation) depreciation on options written	(5,967,047)
Net change in unrealized (appreciation) depreciation on OTC swap agreements	(38,503)
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	1,341,193
Net realized loss on investments	7,300,692
Net realized gain on options purchased	(5,947,372)
Net realized loss on options written	526,414
Purchase of long-term investments	(297,443,477)
Proceeds from sale of long-term investments	264,629,449
Net purchases of short-term investments	(25,265,926)
Net accretion of discount and amortization of bond premium	(3,754,241)
Corporate actions and other payments	401,529
Premiums received on options written	149,724,196
Cost of closing options written	(152,910,325)
Commitment fees received and repayments of unfunded commitments	(82,403)
Increase in interest receivable	(2,779,889)
Decrease in dividends receivable	130,639
Increase in investments sold receivable	(78,291,133)
Increase in unamortized upfront premiums paid on interest rate swap
agreements	(876)
Increase in variation margin on interest rate swap agreements receivable	(595,660)
Decrease in swap settlement receivable	5,367
Increase in variation margin on credit default swap agreements receivable	(4,869)
Increase in segregated cash from broker	(2,283,075)
Decrease in due from adviser	7,509
Increase in prepaid expenses	(129,653)
Decrease in tax reclaims receivable	6
Increase in other assets	(294)
Increase in investments purchased payable	110,384,686
Increase in interest due on borrowings	539,210
Decrease in professional fees payable	(118,748)
Increase in protection fees on credit default swap agreements payable	57,995
Increase in segregated cash due to broker	3,026,000
Decrease in investment advisory fees payable	(158,429)
Increase in trustees’ fees and expenses payable*	17,925
Increase in other liabilities	71,017
Net Cash Provided by Operating and Investing Activities	$ 5,031,790

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 83

STATEMENT OF CASH FLOWS (Unaudited) continued	November 30, 2022
For six months ended November 30, 2022

Cash Flows From Financing Activities:
Distributions to common shareholders	$ (104,238,354)
Proceeds from the issuance of common shares	115,901,204
Capital contribution from adviser	216,351
Proceeds from borrowings	31,000,000
Payments made on borrowings	(74,000,000)
Proceeds from reverse repurchase agreements	683,416,839
Payments made on reverse repurchase agreements	(652,030,587)
Net Cash Provided by Financing Activities	265,453
Net increase in cash	5,297,243
Cash at Beginning of Period (including foreign currency)	4,295,335
Cash at End of Period (including foreign currency)	$ 9,592,578
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$ 4,254,001
Supplemental Disclosure of Cash Financing Activity:
Dividend reinvestment	$ 13,695,234
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

84 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2022

The information in this table for the fiscal years ended 2022, 2021, 2020, 2019, and 2018 is derived from the Fund’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund. The Fund’s audited financial statements appearing in the Fund’s annual report to shareholders for the year ended May 31, 2022, including the report of Ernst & Young LLP thereon, including accompanying notes thereto, are incorporated by reference in this report.

	Six Months Ended
	November 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2022	May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of period	$ 14.33	$ 17.05	$ 15.29	$ 17.91	$ 19.12	$ 19.78
Income from investment operations:
Net investment income(a)	0.38	0.80	0.95	0.89	0.97	1.23
Net gain (loss) on investments (realized and unrealized)	(0.70)	(1.33)	3.00	(1.32)	0.01	0.30
Total from investment operations	(0.32)	(0.53)	3.95	(0.43)	0.98	1.53
Less distributions from:
Net investment income	(1.09)	(1.04)	(0.97)	(0.86)	(1.12)	(2.01)
Capital gains	—	(0.19)	—	—	(0.16)	(0.18)
Return of capital	—	(0.96)	(1.22)	(1.33)	(0.91)	—
Total distributions to shareholders	(1.09)	(2.19)	(2.19)	(2.19)	(2.19)	(2.19)
Net asset value, end of period	$ 12.92	$ 14.33	$ 17.05	$ 15.29	$ 17.91	$ 19.12
Market value, end of period	$ 16.30	$ 17.92	$ 20.90	$ 16.20	$ 19.96	$ 21.29
Total Return(b)
Net asset value	(1.93%)(g)	(3.99%)	27.20%	(2.79%)	5.43%	8.02%
Market value	(2.40%)	(3.48%)	45.59%	(7.96%)	4.94%	13.31%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 1,449,307	$ 1,492,615	$ 878,041	$ 648,892	$ 641,825	$ 530,250
Ratio to average net assets of:
Net investment income, including interest expense	5.71%(f)	4.75%	5.72%	5.29%	5.26%	6.27%
Total expenses, including interest expense(c)(d)	2.35%(f)	1.83%	1.83%	1.21%	1.17%	1.52%
Portfolio turnover rate	15%	47%	64%	41%	38%	48%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ 85,000	$ 128,000	$ 38,501	$ 19,300	N/A	N/A
Asset Coverage per $1,000 of indebtedness(e)	$ 18,051	$ 12,661	$ 23,806	$ 34,621	N/A	N/A

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 85

FINANCIAL HIGHLIGHTS continued	November 30, 2022

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$ 17.50	$ 19.61	$ 20.56	$ 20.95	$ 19.00
Income from investment operations:
Net investment income(a)	1.61	1.40	1.28	1.44	1.68
Net gain (loss) on investments (realized and unrealized)	2.86	(1.33)	(0.05)	0.35	2.22
Total from investment operations	4.47	0.07	1.23	1.79	3.90
Less distributions from:
Net investment income	(2.18)	(1.82)	(1.42)	(1.82)	(1.78)
Capital gains	(0.01)	(0.36)	(0.76)	(0.36)	(0.17)
Total distributions to shareholders	(2.19)	(2.18)	(2.18)	(2.18)	(1.95)
Net asset value, end of period	$ 19.78	$ 17.50	$ 19.61	$ 20.56	$ 20.95
Market value, end of period	$ 20.94	$ 17.61	$ 21.21	$ 21.83	$ 21.91
Total Return(b)
Net asset value	26.76%	0.80%	6.39%	9.20%	21.37%
Market value	33.33%	-6.07%	8.08%	10.71%	14.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 410,465	$ 310,246	$ 342,988	$ 318,001	$ 286,471
Ratio to average net assets of:
Net investment income, including interest expense	8.55%	7.79%	6.44%	7.07%	8.30%
Total expenses, including interest expense(c)(d)	2.35%	2.38%	2.16%	2.28%	2.47%
Portfolio turnover rate	41%	116%	86%	95%	165%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ 16,705	$ 9,355	$ 45,489	$ 60,789	$ 56,099
Asset coverage per $1,000 of borrowings(e)	$ 25,571	$ 34,164	$ 8,540	$ 6,231	$ 6,107

See notes to financial statements.

86 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2022

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.06%, 0.06%, 0.09%, 0.08%, 0.00%*, 0.00%*, 0.00%*, 0.02%, 0.03%, 0.03%, and 0.05% for the period ended November 30, 2022 and the years ended May 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015, 2014, 2013, respectively.
(d)	Excluding interest expense, the operating expense ratios for the period ended November 30, 2022 and the years ended May 31, would be:
November 30,
2022
(Unaudited)(f)	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
1.41%	1.51%	1.55%	1.17%	1.15%	1.33%	1.62%	1.74%	1.72%	1.78%	1.81%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.
(f)	Annualized.
(g)	The net increase from the payment by the Adviser totaling $216,351 relating to an operational issue contributed 0.01% to total return at net asset value for the period ended November 30, 2022.
*	Less than 0.01%.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 87

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Note 1 – Organization

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures,

88 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing services.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 89

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by the Fund will generally be valued using an evaluated price provided by a third party pricing vendor.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

90 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund's Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund's investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 91

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

(f) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions will constitute taxable capital gain to such shareholder.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

92 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

(g) Restricted Cash

A portion of cash on hand relates to collateral received by the Fund for repurchase agreements and futures contracts. This amount, if any, is presented on the Statement of Assets and Liabilities as Restricted Cash. At November 30, 2022, there was no restricted cash outstanding.

(h) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 93

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

(k) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(l) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(m) Indemnifications

Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(n) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government

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securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

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The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$58,823,845	$66,550,000

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund's use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge, Income	$206,010,459	$42,594,741

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized

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swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, Income	$278,850	$–

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund's use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Duration, Hedge	$119,916,667	$–

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the

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swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Hedge	$–	$4,666,667

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$1,067,488	$65,648,360

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of November 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate option contracts	—	Options written, at value
Currency forward contracts	Unrealized appreciation	Unrealized depreciation
	on forward foreign	on forward foreign
	currency exchange	currency exchange
	contracts	contracts
Credit/Interest rate swap contracts	Unamortized upfront	Unamortized upfront
	premiums paid on interest	premiums received on credit
	rate swap agreements	default swap agreements
	Variation margin on credit	—
default swap agreements
	Variation margin on interest	—
rate swap agreements

The following tables set forth the fair value of the Fund's derivative investments categorized by primary risk exposure at November 30, 2022:

Asset Derivative Investments Value
Forward
Swaps	Swaps	Options	Foreign
Interest	Credit	Written	Currency
Rate	Default	Equity	Exchange	Total Value at
Contracts	Contracts	Contracts	Risk	November 30 2022
$ —	$ —	$ —	$ 18,222	$ 18,222

Liability Derivative Investments Value
Forward
Swaps	Swaps	Options	Foreign
Interest	Credit	Written	Currency
Rate	Default	Equity	Exchange	Total Value at
Contracts	Contracts	Contracts	Risk	November 30 2022
$ 5,138,748	$ 35,656	$ 3,862,739	$ 2,748,856	$ 11,785,999

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The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the period ended November 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Credit/Interest rate swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements

Equity option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation
(depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation
(depreciation) on options written

Currency forward contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts

The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations

Forward
	Swaps	Swaps	Options	Options	Foreign
Swaps	Interest	Credit	Written	Purchased	Currency
Equity	Rate	Default	Equity	Equity	Exchange
Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
$ 3,960	$ (121,524)	$ (7,724)	$ (526,414)	$5,947,372	$ 4,303,436	$ 9,599,106

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations

Forward
	Swaps	Swaps	Options	Options	Foreign
Swaps	Interest	Credit	Written	Purchased	Currency
Equity	Rate	Default	Equity	Equity	Exchange
Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
$ 37,945	$(5,138,748)	$ (35,656)	$5,967,047	$ 441,412	$ (1,341,193)	$ (69,193)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

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Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 –Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Forward foreign
currency
exchange
contracts	$ 18,222	$ —	$ 18,222	$ (18,222)	$ —	$ —

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			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward foreign
currency
exchange
contracts	$ 2,748,856	$ —	$ 2,748,856	$ (18,222)	$(1,240,000)	$ 1,490,634
Reverse
repurchase
agreements	380,818,435	—	380,818,435	(380,818,435)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of November 30, 2022.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$ 1,240,000	$ –
Barclays Bank plc	Reverse repurchase agreements	–	2,824,000
BofA Securities, Inc.	Credit default swap agreements	47,401	–
BofA Securities, Inc.	Interest rate swap agreements	2,255,674	–
Citigroup	Reverse repurchase agreements	–	262,000
		$ 3,543,075	$ 3,086,000

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and clerical, bookkeeping and administrative services on behalf of the Fund and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objectives and policies, places orders to purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets, less 0.50% of the Fund’s average daily assets attributable to any investments by the Fund in affiliated Investment Funds.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and Guggenheim Partners Advisors, LLC (“GPA”) that was in effect during the Reporting Period, GPA, under the oversight and supervision of the Board and the Adviser, assisted GPIM in the supervision and direction of the investment strategy of the Fund in accordance with the Fund’s investment policies. As compensation for its services, the Adviser paid GPA a fee, payable monthly, in an amount equal to 0.005% of the Fund’s average daily Managed Assets, less 0.005% of the Fund’s average daily assets attributable to any investments by the Fund in affiliated Investment Funds. The Investment Sub-Advisory Agreement among the Fund, the Adviser and GPA was terminated effective December 22, 2022.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund (other than assets attributable to any investments by the Fund in Affiliated Investment Funds), including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage. “Affiliated Investment Funds” means investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles, advised or managed by the Fund’s investment Sub-Adviser or any of its affiliates.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement. For the period ended November 30, 2022, the Fund waived $66 related to investments in affiliated funds.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

On November 11, 2022, the Fund booked a receivable from the Adviser for a one-time payment to the Fund for $216,351 relating to an operational issue. This amount is included in Capital contribution from adviser on the Statements of Changes in Net Assets and the impact of this amount to total return at NAV is included within the Financial Highlights.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets subject to certain minimum monthly fees and out of pocket expenses.

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Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. For the period ended November 30, 2022, the average daily balance for which reverse repurchase agreements were outstanding amounted to $325,380,732. The weighted average interest rate was 2.76%. As of November 30, 2022 there was $380,818,435 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of November 30, 2022, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	4.50% - 4.70%	01/17/23 - 01/19/23	$ 56,227,065
BMO Capital Markets Corp.	4.02% - 4.05%*	Open Maturity	12,498,634
BMO Capital Markets Corp.	4.63%	01/17/23	899,103
BNP Paribas	4.28% - 4.58%	01/17/23	43,761,955
BofA Securities, Inc.	3.93% - 4.25%*	Open Maturity	50,147,961
Citigroup Global Markets, Inc.	3.91%
	(U.S. Secured Overnight
	Financing Rate + 0.11%)**	Open Maturity	18,641,068
Citigroup Global Markets, Inc.	3.94%
	(U.S. Secured Overnight
	Financing Rate + 0.14%)**	Open Maturity	2,427,181
Goldman Sachs & Co. LLC	0.00% - 4.15%*	Open Maturity	116,511,028
RBC Capital Markets LLC	4.10% - 4.25%*	Open Maturity	21,792,041
RBC Capital Markets LLC	3.41% - 4.65%	12/06/22 - 01/17/23	57,912,399
			$ 380,818,435

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2022.
**	Variable rate. Rate indicated is the rate effective at November 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2022, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
Asset Type	continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$183,282,758	$30,302,075	$128,498,447	$–	$342,083,280
Federal Agency Notes	17,666,906	–	–	–	17,666,906
Mortgage-Backed Securities	21,068,249	–	–	–	21,068,249
Total reverse repurchase
agreements	$222,017,913	$30,302,075	$128,498,447	$–	$380,818,435
Gross amount of recognized
liabilities for reverse
repurchase agreements	$222,017,913	$30,302,075	$128,498,447	$–	$380,818,435

Note 8 – Borrowings

The Fund has entered into a $400,000,000, with the right to request an increase to $800,000,000, credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.85%, and an unused commitment fee of 0.50% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. Effective September 1, 2022, the terms of the credit facility agreement were amended such that the interest rate on the amount borrowed is based on SOFR plus 0.95%, and an unused commitment fee of 0.50% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of November 30, 2022, there was $85,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period was $84,224,044 with a related average interest rate of 3.43%. The maximum amount outstanding during the period was $126,000,000. As of November 30, 2022, the total value of securities segregated and pledged as collateral in connection with borrowings was $193,018,156.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At November 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$2,058,855,433	$71,559,799	$(234,989,692)	$(163,429,893)

As of May 31, 2022, (the most recent fiscal year end for U.S. federal income tax purposes) tax components of distributable earnings / (loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ —	$ —	$(79,857,925)	$(28,253,766)	$(108,111,691)

For the year ended May 31, 2022, (the most recent fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was as follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gain	Capital	Distributions
$80,613,131	$19,376,476	$74,986,628	$174,976,235

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Note: For U. S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Note 10 – Securities Transactions

For the period ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$290,895,274	$264,629,449

For the period ended November 30, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$6,548,203	$ —

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended November 30, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$ 5,953,594	$—	$—

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2022. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2022, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $449,189,831.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

The unfunded loan commitments as of November 30, 2022, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Alexander Mann	12/16/24	GBP 2,006,579	$ 96,791
Avalara, Inc.	10/19/28	700,000	9,997
Care BidCo	05/04/28	EUR 1,000,000	–
Confluent Health LLC	11/30/28	202,782	21,967
Fontainbleau Vegas Unfunded	09/30/25	6,500,000	–
Galls LLC	01/31/24	15,162	385
Higginbotham Insurance Agency, Inc.	11/25/26	1,057,675	30,778
Lightning A Unfunded	03/01/37	13,422,510	–
Lightning B Unfunded	03/01/37	1,709,471	–
Polaris Newco LLC	06/04/26	1,370,031	120,234
Secretariat Advisors LLC	12/29/28	600,000	27,000
SHO Holding I Corp.	04/27/24	166,000	21,857
TGP Holdings LLC	06/29/28	34,357	6,859
The Facilities Group	11/30/27	657,356	15,422
Thunderbird A Unfunded	03/01/37	13,245,150	–
Thunderbird B Unfunded	03/01/37	1,686,882	–
Vertical (TK Elevator)	01/29/27	EUR 1,372,702	100,946
			$ 452,236

* The face amount is denominated in U.S. dollars unless otherwise indicated.

EUR – Euro

GBP – British Pound

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Atlas Mara Ltd.
due 12/31/21[1]	10/01/15	$ 945,015	$ 238,315
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46	08/09/19	295,848	273,687
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37[2]	09/23/22	2,777,828	2,746,036
Freddie Mac Military Housing Bonds
Resecuritization Trust Certificates
2015-R1, 5.94% (WAC) due 11/25/52[2]	09/10/19	3,477,498	2,948,692
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	2,341,590	53,360
Schahin II Finance Co. SPV Ltd.
due 09/25/22[1]	01/08/14	1,178,715	1
		$ 11,016,494	$ 6,260,091

[1]	Security is in default of interest and/or principal obligations.
[2]	Variable rate security. Rate indicated is the rate effective at November 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Note 13 – Mergers

On October 25, 2021, the Mergers of Guggenheim Enhanced Equity Income Fund (GPM) and Guggenheim Credit Allocation Fund (GGM) (the “Target Funds”) with and into GOF (the “Acquiring Fund”) were completed (each, a “Merger” and together, the “Mergers”).

In the Mergers, common shareholders of GPM and GGM, respectively, received newly-issued GOF common shares in tax- free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of GPM and/or GGM common shares, as applicable, as determined at the close of business on October 22, 2021. Relevant details pertaining to the Mergers are as follows:

Fund	NAV/Share ($)	Conversion Ratio
Guggenheim Strategic Opportunities Fund (GOF)	$16.82	N/A
Guggenheim Credit Allocation Fund (GGM)	$18.89	1.12334682
Guggenheim Enhanced Equity Income Fund (GPM)	$ 8.88	0.52792920

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Mergers, were as follows:

Target Funds – Prior to Mergers	GGM	GPM
Cost of unaffiliated investments	$306,647,641	$476,112,858
Fair value of unaffiliated investments	$309,306,828	$620,925,002
Net unrealized appreciation (depreciation) on unaffiliated investments	$ 2,659,187	$144,812,144
Cost of affiliated investments	$ 34,202	$ –
Fair value of affiliated investments	$ 125,061	$ –
Net unrealized appreciation (depreciation) on affiliated investments	$ 90,859	$ –
Premiums received on options written	$ (33,778)	$ (8,803,701)
Fair value of options written	$ (49,820)	$ (16,184,230)
Net unrealized appreciation (depreciation) on options written	$ (16,042)	$ (7,380,529)
Net unrealized appreciation (depreciation) on forward foreign
currency exchange contracts	$ (30,383)	$ –
Net unrealized appreciation (depreciation) on foreign
currency translations	$ 15	$ –

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Mergers were as follows:

Target Funds – Prior to Mergers	GGM	GPM
Common shares outstanding	11,353,737	48,390,478
Net assets applicable to common shares	$214,497,022	$429,639,477
NAV per common share	$ 18.89	$ 8.88

Acquiring Fund – Prior to Mergers		GOF
Common shares outstanding		55,585,735
Net assets applicable to common shares		$934,828,474
NAV per common share		$ 16.82

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Acquiring Fund – Post Mergers	GOF
Common shares outstanding	93,886,666
Net assets applicable to common shares	$1,578,964,974
NAV per common share	$ 16.82

Cost and Expenses

In connection with the Mergers, the Target Funds and the Acquiring Fund did not incur any costs or expenses. All costs were paid by the Adviser.

Pro Forma Results of Operations

Assuming the acquisition had been completed on June 1, 2021, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended May 31, 2022, are as follows:

Acquiring Fund – Pro Forma Results from Operations	GOF
Net investment income (loss)	$ 69,025,370
Net realized and unrealized gains (loss)	$(155,088,662)
Change in net assets resulting from operations	$ (86,063,292)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of GGM and GPM that have been included in the Fund’s Statement of Operations since October 25, 2021.

Note 14 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized 112,164,730 shares issued and outstanding.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	November 30, 2022	May 31, 2022
Beginning shares	104,149,415	51,503,912
Shares issues through at-the-market offering	6,982,232	13,248,243
Shares issues through dividend reinvestment	1,033,083	1,096,329
Shares issued in fund Mergers	—	38,300,931
Ending shares	112,164,730	104,149,415

On September 20, 2021, the Fund's shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $700,000,000 of common shares. The Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. on July 1, 2019, as amended, to offer and sell common shares having an aggregated initial offering price of up to $374,537,331, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

As of November 30, 2022, up to $66,143,694 worth of shares remained available under the at-the-market sales agreement. For the period ended November 30, 2022, the Fund paid no offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement.

Note 15 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 16 –Subsequent Events

The Investment Sub-Advisory Agreement among the Fund, the Adviser and GPA was terminated effective December 22, 2022.

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 113

OTHER INFORMATION (Unaudited)	November 30, 2022

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by shareholders in the calendar year 2022.

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	November 30, 2022

Trustees

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2007	Current: Private Investor (2001-present).	155	Current: Advent Convertible and Income
(1951)	Chair of the	(Trustee) Since			Fund (2005-present); Purpose
	Valuation	2020 (Chair of	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	the Valuation	President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee	Oversight	Strategic Planning and New Business Development, PepsiCo, Inc.		Former: Fiduciary/Claymore Energy
		Committee)	(1987-1990).		Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 115

OTHER INFORMATION (Unaudited) continued	November 30, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	154	Current: Bowhead Insurance GP, LLC
(1959)			Director, Mutual Fund Directors Forum (2022-present).		(2020-present); Hunt Companies, Inc.
(2019-present).
Former: Senior Leader, TIAA (1987-2012).
Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Chief	154	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee) Since	Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(GROW) (1995-present).
	Contracts	2020 (Chair of	Lydon Media (2016-present); Director, GDX Index Partners, LLC
	Review	the Contracts	(2021-present); Vice Chairman, VettaFi (2022-present).		Former: Fiduciary/Claymore Energy
	Committee	Review			Infrastructure Fund (2019-March 2022);
		Committee)			Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).

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OTHER INFORMATION (Unaudited) continued	November 30, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2007	Current: Of Counsel, Momkus LLP (2016-present).	155	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2005-present); PPM Funds (2)
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2018-present); NorthShore-Edward-
	and Governance		President, General Counsel, and Corporate Secretary, Van Kampen		Elmhurst Healthcare System
	Committee		Investments (1982-1999).		(2012-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western
Asset Inflation-Linked Income Fund
(2003-2020).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	154	Current: SPDR Series Trust (81) (2018-
(1958)	Chair of the	(Trustee) Since			present); SPDR Index Shares Funds (30)
	Audit	2020 (Chair of	Former: Senior Vice President and Chief Financial Officer, M.A.		(2018-present); SSGA Active Trust (14)
	Committee	the Audit	Mortenson-Companies, Inc. (2007-2017).		(2018-present).
Committee)
Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).

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OTHER INFORMATION (Unaudited) continued	November 30, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee,	Since 2007	Current: Portfolio Consultant (2010-present); Member, Governing Council,	154	Former: Fiduciary/Claymore Energy
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Infrastructure Fund (2004-March 2022);
	Board and		Investment Company Institute (2018-present).		Guggenheim Enhanced Equity Income
	Chair of the				Fund (2005-2021); Guggenheim Credit
	Executive		Former: Member, Executive Committee, Independent Directors Council		Asset Inflation-Linked Opportunities &
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Income Fund (2004-2020); Western
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Asset Inflation-Linked Income Fund
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		(2003-2020).
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

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OTHER INFORMATION (Unaudited) continued	November 30, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	154	Former: Fiduciary/Claymore Energy
(1961)	Vice President	(Trustee) Since	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Infrastructure Fund (2018-March 2022);
	and Chief	Legal Officer)	(2014-present); Vice President, certain other funds in the Fund Complex		Guggenheim Enhanced Equity Income
	Legal Officer	Since 2012	(2007-present); Senior Managing Director, Guggenheim Investments		Fund (2018-2021); Guggenheim Credit
		(Vice President)	(2012-present).		Allocation Fund (2018-2021).

Former: President and Chief Executive Officer, certain other funds in the
Fund Complex (2017-2019); Vice President, Associate General Counsel and
Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

- Messrs. Nyberg, Lydon, Jr., Toupin, Jr. and Ms. Sponem are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2023.

- Mr. Barnes and Mses. Lee and Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2024.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggen-heim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an interested person of the Fund under the 1940 Act by reason of her position with the Fund's Adviser and/or the parent of the Adviser.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 119

OTHER INFORMATION (Unaudited) continued	November 30, 2022

Officers

The Officers of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers:
Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	and Chief		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Executive		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
	Officer		Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Chief Financial	Since August	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain
(1972)	Officer, Chief	2022	other funds in the Fund Complex (August 2022-present).
Accounting Officer
	and Treasurer		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen
Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer

120 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2022

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 121

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2022

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the

122 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2022

market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 123

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FUND INFORMATION	November 30, 2022

Board of Trustees

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

James M. Howley
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

126 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT

FUND INFORMATION continued	November 30, 2022

Privacy Principles of Guggenheim Strategic Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

The Fund's Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gof.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND SEMIANNUAL REPORT l 127

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/23)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GOF-SAR-1122

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)   Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 3, 2023

By: /s/ James M. Howley

Name: James M. Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 3, 2023